                                                                     EXHIBIT C.4

--------------------------------------------------------------------------------

                             JANNEY MONTGOMERY SCOTT

                      I N V E S T M E N T   B A N K I N G

                                Established 1832

--------------------------------------------------------------------------------



                              Presentation to the
                             Board of Directors of


                                [SUNSOURCE LOGO]

                                 August 15, 2001

Table of Contents
--------------------------------------------------------------------------------

  SECTION

     1                                                              INTRODUCTION

     2                                                              KAR PRODUCTS

     3                                             SUNSOURCE TECHNOLOGY SERVICES

     4                                                         THE HILLMAN GROUP

     5                                                         VALUATION SUMMARY

     6                                        HISTORICAL STOCK PRICE PERFORMANCE

     7                                                    STOCK PREMIUM ANALYSIS

  EXHIBITS

     1                                    OVERVIEW OF ALLIED CAPITAL CORPORATION


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2                                                      JANNEY MONTGOMERY SCOTT
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

--------------------------------------------------------------------------------

INTRODUCTION


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                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Introduction - Background
--------------------------------------------------------------------------------

     - SunSource, Inc. ("SunSource" or the "Company") has for some time been evaluating various alternatives to enhance shareholder value.

     - Recently, SunSource was approached by Allied Capital Corporation ("Allied") regarding a possible business combination. Allied has proposed a stock for stock merger offering shares of Allied common stock for each share of SunSource common stock (the "Transaction"). The Transaction is valued at $10.375 per share, subject to certain adjustments. Outstanding options and warrants would vest at closing in accordance with their terms, and the Company's indebtedness and trust preferred securities would remain outstanding.

     - The following presentation to the Board of Directors of SunSource (the "Board") provides background to our opinion as to the fairness, from a financial point of view, of the proposed Transaction with Allied.


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4                                                      JANNEY MONTGOMERY SCOTT
                                                     ===========================

Introduction - Two Types of Value
--------------------------------------------------------------------------------

 -  Equity Value:       The value of an ownership interest, e.g. in a
                        corporation, the value of its common stock.

 -  Enterprise Value:   The value of the entire entity, i.e. equity value plus
                        net debt.

                          [ENTERPRISE VALUE PIE CHART]


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5                                                      JANNEY MONTGOMERY SCOTT
                                                     ===========================

Transaction Value
--------------------------------------------------------------------------------

        CALCULATION OF TRANSACTION'S EQUITY VALUE:

                                   NUMBER OF SHARES          STRIKE              NUMBER OF             CONSIDERATION
                                     OUTSTANDING            PROCEEDS         DILUTED SHARES (1)        PAID@$10.375
                                   ----------------      ---------------     ------------------        -------------
                Common Shares           6,889,844          $       -                6,889,844          $ 71,482,132
                Options (2)               591,000            2,453,313                354,536             3,678,313
                Warrants (3)              285,000                2,850                284,725             2,954,025
                                   ----------------      ---------------     ------------------        -------------
                   Total                7,765,844          $ 2,456,163              7,529,105            78,114,469
                                                                                                       =============

        CALCULATION OF TRANSACTION'S ENTERPRISE VALUE:
                                                                                    AS OF
                (dollars in thousands)                                             5/31/01
                                                                             ------------------
                Revolving Credit Line                                           $  73,494,000
                Senior Secured Term Loan                                            2,375,000
                Subordinated Notes (4)                                             41,362,000
                Trust Preferred Securities                                        105,446,000
                Less: Cash (5)                                                     (2,382,000)
                                                                             ------------------
                   Net Debt                                                     $ 220,295,000
                Equity Value                                                       78,114,469
                                                                             ------------------
                Total Enterprise Value                                          $ 298,409,469
                                                                             ==================


        (1) Treasury method used to calculate resulting diluted shares outstanding from options and warrants.

        (2) Includes in-the-money options only; please refer to the following page for calculation.

        (3) Strike proceeds on Allied warrants assume a price of $0.01 per share.

        (4) Subordinated debt includes $29.2 million owed to Allied and $12.2 million owed to Warburg.


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6                                                      JANNEY MONTGOMERY SCOTT
                                                     ===========================

Introduction - Options Outstanding
--------------------------------------------------------------------------------

          OPTION OR             OPTIONS           EXERCISE            STRIKE
       INCENTIVE PLAN        OUTSTANDING (1)       PRICE           PROCEEDS (2)
     ------------------    -----------------   -------------     ---------------
        1998 Plan:
        ----------
          1998 Grant                77,500       $  18.813        $         -
                                    10,000          18.875
                                    90,000          15.991                  -
          1999 Grant                90,000          18.375                  -

        1999 Plan:
        ----------
          1999 Grant               210,500          15.000                  -
                                    50,000          15.625                  -
                                    42,500          12.750                  -
          2000 Grant               293,500           4.500          1,320,750
                                    22,500           3.825             86,063
                                    40,000           3.000            120,000
          2001 Grant               212,500           4.000            850,000
                                    22,500           3.400             76,500
                                                                 ---------------
                                                                  $ 2,453,313
                                                                 ===============

(1) As of May 29, 2001

(2) Equals options outstanding times the exercise price.

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7                                                      JANNEY MONTGOMERY SCOTT
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

Introduction - Valuation Methodologies
--------------------------------------------------------------------------------

 - In analyzing whether or not the consideration to be received is fair to shareholders from a financial point of view, reference is often made to three widely accepted valuation methodologies:

        - COMPARABLE COMPANY ANALYSIS - looks at the financial and stock market performance of comparable publicly traded companies

        - COMPARABLE TRANSACTION ANALYSIS - looks at the multiples and premiums at which comparable mergers and acquisitions have taken place

        - DISCOUNTED CASH FLOW ANALYSIS - looks at a company's ability to generate future free cash flow

    These three methodologies are applied, as appropriate, to a Company's historical and projected financial results.

 - In addition, a review of a Company's Historical Stock Price Performance and the Stock Price Premium offered in a proposed transaction are relevant as background information in evaluating a proposal.

 - The results of these analyses provide the principal support for a fairness opinion. However, other factors and analyses are considered, including ones not purely "mathematical" in nature.


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8                                                      JANNEY MONTGOMERY SCOTT
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

Approach to Valuation
--------------------------------------------------------------------------------

 -  In evaluating the best approach to analyze SunSource, three items stand out:

        - First, the Company operates not just one business, but rather is comprised of three distinct entities: Kar Products ("Kar"); SunSource Technology Services ("STS"); and The Hillman Group ("Hillman")

            STS and Hillman are wholly-owned by SunSource, while the Company retains a 44% interest in Kar and accounts for its investment under the equity method.

        - Second, the Company's recent reported financial results have been impacted by the numerous acquisitions and divestitures completed during 2000:

              - Sale of Kar (March)             - Purchase of Brafasco (October)

              - Purchase of Axxess (April)      - Purchase of Sharon-Philstone
                                                  (November)

              - Sale of Harding Glass (April)   - Liquidation of Mexico Int.
                                                  Supp. (Ongoing)

        - Third, SunSource's outstanding debt and trust preferred securities are obligations of the Company as a whole, rather than obligations of Kar, STS or Hillman.

 - As a result, we believe the most appropriate approach to valuing the Company is to analyze SunSource (i) from a "sum of the parts" perspective, rather than on a consolidated basis; (ii) on a proforma basis, i.e. as if the acquisitions and divestitures were effective as of January 1, 2000; and
    (iii) on an Enterprise Value rather thanEquity Value basis.

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                                                     ===========================

--------------------------------------------------------------------------------

KAR PRODUCTS


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Kar Products - Overview
--------------------------------------------------------------------------------

    - Kar Products, Inc. ("Kar") provides personalized, small parts inventory management services to low volume customers. Kar packages and inventories over 40,000 items, the largest category of which is fasteners. Partsare purchased from over 700 regular vendors.

    - In March, 2000, the Company raised capital by contributing its Karoperations to a newly formed partnership, G-C Sun Holdings LP ("G-C"), affiliated with Glencoe Capital LLC ("Glencoe"). The Company received $105 million in cash proceeds from the transaction through repayment of assumed debt, and retained a 49% minority interest in G-C. Glencoe, a private equity firm, obtained a 51% controlling interest.

    - After the Brafasco acquisition in October 2000, the Company retained a 44% minority interest in Kar and accounts for its investment under the equity method.

    - Pro forma financial results at Kar have generally been solid, but flat over the past several years. 2001 cash flow and earnings are projected to be lower than 2000 results.


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11                                                     JANNEY MONTGOMERY SCOTT
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

Kar Products - Key Income Statement Items
--------------------------------------------------------------------------------

                                                                         For the Year Ended December 31,
                                         -------------------------------------------------------------------------------------------
                                                            Actual                         Proforma   (1)  Proforma  (1)  Projected
                                         --------------------------------------------    ------------    ------------   ------------
                                              1997           1998            1999            2000            LTM     (2)     2001
                                         ------------    ------------    ------------    ------------    ------------   ------------
                                                                     (in thousands, except per share data)
        Net Revenues                      $  139,794      $  139,746      $  142,479      $  149,048      $  147,297     $  149,971
          Growth (Decline) in Revenues           N/A            0.0%            2.0%            4.6%             N/A           0.6%

        Cost of Sales                         42,623          42,744          45,641          48,647          48,105         48,841
                                         ------------    ------------    ------------    ------------    ------------   ------------
        Gross Profit                          97,171          97,002          96,838         100,401          99,192        101,130
          Gross Margin                         69.5%           69.4%           68.0%           67.4%           67.3%          67.4%

        Operating Expenses                    71,350          71,100          71,967          75,174          75,087         77,667
                                         ------------    ------------    ------------    ------------    ------------   ------------
        Operating Cash Flow (EBITDA)     $    25,821      $   25,902      $   24,871      $   25,227      $   24,105     $   23,463
                                         ============    ============    ============    ============    ============   ============
          EBITDA Margin                        18.5%           18.5%           17.5%           16.9%           16.4%          15.6%

          Depreciation & Amortization                                                          6,515           7,376          6,450
                                                                                         ------------    ------------   ------------
        Operating Income (EBIT)                                                               18,712          16,729         17,013
                                                                                         ------------    ------------   ------------
          Interest (Income)/Expense                                                           11,032          10,665         11,423
                                                                                         ------------    ------------   ------------
        Profit (Loss) Before Taxes                                                             7,680           6,064          5,590
                                                                                         ------------    ------------   ------------
          Proforma Income Taxes   (3)                                                          3,072           2,426          2,236
                                                                                         ------------    ------------   ------------
        Proforma Net Income                                                               $    4,608      $    3,638     $    3,354
                                                                                         ============    ============   ============


     - Results thus far in 2001 have been disappointing. Kar's Plan projected Sales and EBITDA of $38,964 and $6,513, respectively, for the first quarter; actual results were $36,370 and $5,266, respectively. As a result of first quarter performance, Kar is not likely to achieve its original Plan.

    ----------
        (1) Assumes the acquisition of Brafasco had been consummated on January 1, 2000.

        (2) LTM figures for the period ending March 31, 2001.

        (3) Assumes a tax rate of 40%.

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                                                     ===========================

Kar Products - Key Balance Sheeet Items
--------------------------------------------------------------------------------

                                                        For the Year Ended December 31,
                                                ---------------------------------------------
                                                           Actual                 Projected
                                                -----------------------------    ------------
                                                     2000             MRQ     (1)    2001
                                                -------------   -------------    ------------
ASSETS                                               (in thousands, except per share data)
  Current assets:
    Cash and cash equivalents                     $   1,766       $    (104)      $   1,026
    Accounts receivable, net                         19,622          20,226          21,315
    Inventory, net                                   20,866          20,021          21,071
    Other current assets                              1,286           1,536           1,529
                                                -------------   -------------    ------------
  Total current assets                               43,540          41,679          44,941

  PP&E, net                                           7,838           7,718           9,311
  Other tangible assets                                 200             204             200
  Goodwill                                           79,885          78,799          75,715
  Deferred finance fees                               2,561           2,473           2,123
                                                -------------   -------------    ------------
Total assets                                      $ 134,024       $ 130,873       $ 132,290
                                                =============   =============    ============
LIABILITIES AND EQUITY
  Current liabilities:
    Accounts payable                              $   7,140       $   5,822       $   6,230
    Inter-co debt, short-term                           (31)            (35)             --
    Debt, short-term                                  7,347           7,585           5,769
    Other current liabilities                         6,544           5,598           6,989
                                                -------------   -------------    ------------
  Total current liabilities                          21,000          18,970          18,988

  Debt, long-term                                    93,925          91,612          91,951
  Inter-co debt, long-term                               --              --              --
  Unamortized discount                               (4,195)         (4,045)         (3,679)
  Other long-term liabilities                           760             663             408
                                                -------------   -------------    ------------
Total liabilities                                   111,490         107,200         107,668
                                                -------------   -------------    ------------
Total partnership equity                             22,534          23,673          24,622
                                                -------------   -------------    ------------
Total liabilities and equity                      $ 134,024       $ 130,873       $ 132,290
                                                =============   =============    ============


 - Kar is substantially leveraged. Almost $100 million of total debt as of March 31, 2001 results in a Debt/Equity ratio of over 4 times.

----------
 (1) MRQ figures for the period ended March 31, 2001.


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                                                     ===========================

Kar Products - Comparable Companies Summary
--------------------------------------------------------------------------------

                                                   LTM  (1)      LTM  (1)        LTM  (1)  2001(P) (2)
                                                EBITDA          EBIT      NET INCOME           EPS
                                              --------      --------      ----------        ------
        Barnes Group Inc (B)                  $ 98,128      $ 60,946        $ 33,579           N/A
        Hughes Supply Inc (HUG)                122,270        89,726          31,904          2.42
        Industrial Distr Group Inc (IDG)        11,101         6,009          (1,307)          N/A
        Lawson Products (LAWS)                  43,431        36,564          24,929           N/A

                                                 ENTERPRISE VALUE /            EQUITY VALUE /
                                              ----------------------      -----------------------
                                                   LTM           LTM             LTM      2001(P)
                                                EBITDA          EBIT      NET INCOME   NET INCOME
                                              --------      --------      ----------   ----------
        Barnes Group Inc (B)                       6.4 x        10.4 x          12.8 x        N/A
        Hughes Supply Inc (HUG)                    7.9 x        10.8 x          15.3 x       11.3 x
        Industrial Distr Group Inc (IDG)           6.8 x        12.5 x            NM          N/A
        Lawson Products (LAWS)                     6.4 x         7.6 x          11.5 x        N/A

                                                 ENTERPRISE VALUE /             EQUITY VALUE /
                                              ----------------------      -----------------------
                                                   LTM           LTM             LTM      2001(P)
                                                EBITDA          EBIT      NET INCOME   NET INCOME
                                              --------      --------      ----------   ----------
        High                                       7.9 x        12.5 x          15.3 x        N/A
        Low                                        6.4           7.6            11.5          N/A
        Median                                     6.6          10.6            12.8          N/A
        Adjusted Average (3)                       6.6          10.6            12.8          N/A

        ----------
        (1) LTM figures for the period ending March 31, 2001.

        (2) Represent First Call consensus estimates; Estimates have been calendarized.

        (3) Adjusted to exclude the highest and lowest value before averaging.


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Kar Products - Comparable Companies Analysis
--------------------------------------------------------------------------------

                                   LTM EBITDA:  $ 24,105
                      -----------------------------------------------
                           6.0x             6.5x             7.0x
                      -------------    -------------    -------------
Enterprise Value        $ 144,630        $ 156,683        $ 168,735
Less: Net Debt             99,197           99,197           99,197
                      -------------    -------------    -------------
  Equity Value          $  45,433        $  57,486        $  69,538
                      =============    =============    =============

                                   LTM EBIT:  $ 16,729
                      -----------------------------------------------
                          10.0x             10.5x            11.0x
                      -------------    -------------    -------------
Enterprise Value        $ 167,290        $ 175,655        $ 184,019
Less: Net Debt             99,197           99,197           99,197
                      -------------    -------------    -------------
  Equity Value          $  68,093        $  76,458        $  84,822
                      =============    =============    =============

                                   LTM NET INCOME:  $ 3,638
                      -----------------------------------------------
                           12.0x            13.0x            14.0x
                      -------------    -------------    -------------
Enterprise Value              N/A              N/A              N/A
Less: Net Debt                N/A              N/A              N/A
                      -------------    -------------    -------------
  Equity Value          $  43,661        $  47,299        $  50,938
                      =============    =============    =============

 - Applying EBIT, EBITDA and Net Income multiples from comparable public companies to Kar's historical financial results yields a total valuation range of approximately $45 million to $70 million.

 - However, given that SunSource retains only a 44% interest in Kar, the estimated value range to SunSource is approximately $20 million to $30 million

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                                                     ===========================

Kar Products - Illiquidity Discount
--------------------------------------------------------------------------------

 - Additionally, the Limited Partnership Agreement governing Kar provides the majority owner of Kar a "call" on SunSource's interest in the event of a change of control of SunSource. The terms of the call provision substantially reduce the marketability of Kar to a third party.

 - Other things being equal, an interest in a business is worth less if it is a minority interest and/or if it is not readily marketable. Numerous studies substantiate the application of discounts for lack of marketability. In general, the studies support a discount of 30% to 60%. Given the context and nature of the proposed transaction, an illiquidity discount of 30% to 35% off of the current public multiples that we have identified is warranted.

              ---------------------------------------------------
                VALUATION RANGE TO SUNSOURCE: $15,000 - $20,000
              ---------------------------------------------------


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                                                     ===========================

--------------------------------------------------------------------------------

SUNSOURCE TECHNOLOGY SERVICES


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                                                     ===========================

SunSource Technology Services - Overview
--------------------------------------------------------------------------------

 - SunSource Technology Services, Inc. ("STS") provides its customers with systems, parts and engineering services for hydraulic, pneumatic, electronic and related systems.

 - STS' operating performance has suffered recently due to a restructuring of its sales force in early 1999 and soft market conditions in 2000.

 - STS had operating (EBIT) losses for 1999, 2000 and LTM (1) of ($5,077), ($8,481) and ($8,665), respectively, with a projected operating loss for 2001of ($5,050). Net cash flow at STS was a negative ($2,312) for the first quarter of 2001, and is forecast at a negative ($8,136) for the full year 2001.

 - As a result of STS' historical and projected losses, Comparable Company Analysis and Comparable Transaction Analysis, which generally are based upon multiples of current or next year's projected income or cash flow, would not indicate positive values.

 - Viewed in light of STS's ongoing negative cash flow and earnings, Balance Sheet and Discounted Cash Flow Analysis suggest an enterprise value to SunSource in the range of $20 million to $25 million.

(1) LTM Figures for the period ending March 31, 2001


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                                                     ===========================

STS - Key Income Statement Items
--------------------------------------------------------------------------------

                                                                  For the Year Ended December 31,
                                ----------------------------------------------------------------------------------------------------
                                               Actual                                             Projected
                                ------------------------------------   -------------------------------------------------------------
                                   1999         2000          LTM   (1)   2001         2002         2003         2004        2005
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------  ----------
                                                               (in thousands, except per share data)
Net Revenues                    $ 250,392    $ 228,730    $ 220,801    $ 205,000    $ 224,614    $ 235,820    $ 247,586   $ 259,939
  Growth (Decline) in Revenues        N/A        -8.7%          N/A       -10.4%          9.6%         5.0%         5.0%        5.0%

Cost of Sales                     195,999      176,537      170,346      155,097      168,460      175,686      183,956     193,134
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------  ----------

Gross Profit                       54,393       52,193       50,455       49,903       56,154       60,134       63,630      66,805
  Gross Margin                       21.7%        22.8%        22.9%        24.3%        25.0%        25.5%        25.7%       25.7%

Operating Expenses - STS           57,329       58,043       56,532       52,403       55,011       55,448       55,898      58,687
Operating Expenses -
  Corporate (2)                     2,150        2,150        2,150        2,150        2,150        2,150        2,150       2,150
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------  ----------
Operating Cash Flow (EBITDA)       (5,086)      (8,000)      (8,227)      (4,650)      (1,007)       2,536        5,582       5,968
                                ----------   ----------   ----------   ----------   ----------   ----------   ----------  ----------
Operating Income (EBIT)         $  (7,227)   $ (10,631)   $ (10,815)   $  (7,200)   $  (3,557)   $     (14)   $   3,032   $   3,418
                                ==========   ==========   ==========   ==========   ==========   ==========   ==========  ==========

 - First quarter 2001 Sales results did not hit Plan, but the EBITDA Plan was achieved. STS' Plan projected Sales and EBITDA were $55,513 and $(411), respectively, for the first quarter; actual results were $52,928 and $(422), respectively. Updated forecasts project that break even EBITDA is not likely to occur until 2002

----------
(1) LTM figures for the period ending March 31, 2001.

(2) Allocation of corporate operating expenses to STS in accordance with 2001 operating plan.


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                                                     ===========================

Balance Sheet Value - Net Tangible Book
--------------------------------------------------------------------------------

                                     As of
                                    3/31/01
                                  -----------
Assets
  Current Assets:
    Cash and Equivalents            $   600
    Accounts Receivables, net        24,257
    Inventory, net                   30,054
    Other Current Assets              1,321
                                  -----------
  Total Current Assets               56,232
  Net Fixed Assets                    4,439
  Goodwill                           15,880
  Other Assets                        1,246
                                  -----------
      Total Assets                  $77,797
                                  ===========

Liabilities
  Current Liabilities               $29,952
  Long-term Liabilities                 565
                                  -----------
      Total Liabilities              30,517
Equity                               47,280
                                  -----------
Total Liabilities & Equity          $77,797
                                  ===========


 -  STS's book value is $47,280

 - Adjusting STS' Equity Value by eliminating Goodwill results in a net tangible book value of $31,400.


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                                                     ===========================

STS - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

                                                                                PROJECTED
                                                    ---------------------------------------------------------------   TERMINAL
                                                      12/31/01      12/31/02     12/31/03    12/31/04     12/31/05      VALUE
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Sales                                                $ 205,000    $ 224,614    $ 235,820    $ 247,586    $ 259,939
(Delta)in A/R                                           (5,038)         257       (1,925)      (1,435)      (1,507)
                                                    -----------  -----------  -----------  -----------  -----------
Cash Sales                                             199,962      224,871      233,895      246,151      258,432

Cost of Goods Sold                                     155,097      168,460      175,686      183,956      193,134
(Delta)in Inventory                                        442         (775)       1,974        1,486        1,673
(Delta)in A/P                                              874          508       (1,295)        (974)      (1,097)
                                                    -----------  -----------  -----------  -----------  -----------
Cash Cost of Goods Sold                                156,412      168,193      176,366      184,468      193,710

Cash Gross Profit                                       43,549       56,678       57,529       61,683       64,722

Operating Expenses                                      57,103       59,711       60,148       60,598       63,387
Depreciation & Amortization                             (2,550)      (2,550)      (2,550)      (2,550)      (2,550)
                                                    -----------  -----------  -----------  -----------  -----------
Cash Operating Expenses                                 54,553       57,161       57,598       58,048       60,837

Cash Operating Income                                  (11,004)        (483)         (69)       3,635        3,885

Less: 40.0% Pro Forma Tax on Taxable Net Income (3)         --           --           --           --           --
Less: Capital Expenditures                                 700          700          700          700          700
                                                    -----------  -----------  -----------  -----------  -----------
Unlevered FCF to Capital Providers                   $ (11,704)   $  (1,183)   $    (769)   $   2,935    $   3,185    $  38,791 (2)
Interest Expense Tax Shield (3)                             --           --           --           --           --

 NPV of Unlevered FCF (1)                        $  14,934
 Add: NPV of Tax Shields                                 -
 Less: Present Value to Debt Holders                     -
                                                -----------
 Enterprise Value Before Illiquidity Discount    $  14,934
 Illiquidity and Non-Control Discount                   0%
 Total Enterprise Value                          $  14,934
 Ownership Percentage                                 100%
 VALUE OF ENTERPRISE INTEREST                    $  14,934

                                  EBITDA MULTIPLE RANGE
                    -----------------------------------------------------
                       5.5x       6.0x       6.5x       7.0x       7.5x
                    ---------  ---------  ---------  ---------  ---------
            15.0%    $13,453    $15,033    $16,613    $18,194    $19,774
DISCOUNT    16.0%    $12,715    $14,234    $15,753    $17,272    $18,792
  FACTOR    17.0%    $12,012    $13,473    $14,934    $16,395    $17,856
   RANGE    18.0%    $11,343    $12,748    $14,154    $15,560    $16,965
            19.0%    $10,705    $12,058    $13,411    $14,763    $16,116

(1) Unlevered Free Cash Flows discounted at 17.0% as of June 15, 2001.

(2) Assumes a terminal value equal to last year EBITDA of $6.0 million multiplied by an EBITDA multiple of 6 .5x.

(3) Given STS' substantial ongoing losses, it is not projected to incur tax obligations, or receive tax-related benefits, during the forecast period.

                                                     ---------------------------
21                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

THE HILLMAN GROUP





                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Overview
--------------------------------------------------------------------------------

        - The Hillman Group, Inc. ("Hillman") provides small hardware items and merchandising services to retail outlets through a nationwide sales and service organization. This operating unit includes the business of Axxess Technologies, Inc. ("Axxess"), a manufacturer and marketer of key duplication and identification systems acquired by SunSource in April 2000.


        - Hillman is SunSource's largest and strongest business unit. The unit's operating cash flow (EBITDA) in 2000 was approximately $38 million and is projected to grow to roughly $45 million in 2001.

        - Comparable Company Analysis, Comparable Transaction Analysis, and Discounted Cash Flow Analysis suggest an enterprise value to SunSource in the range of $230 million to $270 million.

                                                     ---------------------------
23                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Key Income Statement Items
--------------------------------------------------------------------------------

                                                                         For the Year Ended December 31,
                                         ------------------------------------------------------------------------------------------
                                         Proforma(1)   Proforma(1)                                Projected
                                         -----------   -----------  ---------------------------------------------------------------
                                           2000           LTM(2)       2001          2002         2003          2004        2005
                                         -----------   -----------  ----------    ----------   ----------    ----------  ----------
                                                                        (in thousands, except per share data)
Net Revenues                            $  239,178    $ 240,639     $ 260,038    $  292,557    $ 321,820    $  347,566   $ 371,895
  Growth (Decline) in Revenues                3.1%          N/A          8.7%         12.5%        10.0%          8.0%        7.0%

Cost of Sales                              104,512      103,349       114,079       128,462      141,192       152,487     163,161
                                        ----------    ---------     ---------    ----------    ---------    ----------   ---------

Gross Profit                               134,667      137,291       145,959       164,095      180,628       195,078     208,734
  Gross Margin                               56.3%        57.1%         56.1%         56.1%        56.1%         56.1%       56.1%

Operating Expenses - Hillman  (3)           93,895       94,550       100,902       110,911      121,598       131,166     140,207
Operating Expenses- Corporate (4)            2,850        2,850         2,850         2,850        2,850         2,850       2,850
                                        ----------    ---------     ---------    ----------    ---------    ----------   ---------

Operating Cash Flow (EBITDA)            $   37,922    $  39,891     $  42,207    $   50,334    $  56,180    $   61,062   $  65,676
                                        ==========    =========     =========    ==========    =========    ==========   =========

Operating Income (EBIT)                 $   25,326    $  27,295     $  27,903    $   37,077    $  42,923    $   47,805   $  52,419
                                        ==========    =========     =========    ==========    =========    ==========   =========

--------------------------------
(1) Assumes the acquisition of Axxess and Sharon-Philstone had been consummated on January 1, 2000.

(2)     LTM figures for the period ending March 31, 2001.

(3) Assumes $5 million in cost cutting initiatives undertaken throughout FY2000 were fully realized on January 1, 2000.

(4) Estimated allocation of corporate operating expenses to Hillman in accordance with 2001 operating plan.

                                                     ---------------------------
24                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Companies Summary
--------------------------------------------------------------------------------

                                         LTM (1)           LTM (1)          LTM (1)    2001(P) (2)
                                         EBITDA            EBIT      NET INCOME            EPS
                                         ------         -------      ----------       --------

SERVICE MERCHANDISERS
---------------------
Central Garden & Pet Co (CENT)          $60,430         $30,215         ($2,681)           N/A
Handleman Co (HDL)                      104,983          71,764          42,031       $   1.59
Source Information Mgmt Co (SORC)        16,843          11,886           5,834       $   0.32
TBC Corporation (TBCC)                   56,187          43,578          19,037       $   1.02

MROS / FLUID POWER DISTRIBUTORS
-------------------------------
Applied Industrial Tech Inc (AIT)        82,625          60,147          32,198       $   1.41
Genuine Parts Co (GPC)                  734,327         642,810         382,867       $   2.22
Grainger (W W) Inc (GWW)                447,445         344,032         197,348       $   2.31
Wesco Intl Inc (WCC)                    153,862         126,399          33,417           0.72


                                        ENTERPRISE VALUE /           EQUITY VALUE /
                                     ----------------------    ---------------------------
                                        LTM           LTM             LTM         2001(P)
                                     EBITDA          EBIT      NET INCOME      NET INCOME
                                     ------      --------      ----------      ----------

SERVICE MERCHANDISERS
---------------------
Central Garden & Pet Co (CENT)          7.9 x        15.8 x            NM             N/A
Handleman Co (HDL)                      4.2 x         6.2 x          10.0 x           9.6 x
Source Information Mgmt Co (SORC)       7.4 x        10.4 x          16.2 x           9.4 x
TBC Corporation (TBCC)                  5.9 x         7.5 x           9.4 x           8.2 x

MROS / FLUID POWER DISTRIBUTORS
-------------------------------
Applied Industrial Tech Inc (AIT)       5.5 x         7.5 x          11.3 x          12.2 x
Genuine Parts Co (GPC)                  8.0 x         9.2 x          13.1 x          13.0 x
Grainger (W W) Inc (GWW)                9.5 x        12.3 x          20.4 x          18.5 x
Wesco Intl Inc (WCC)                    5.7 x         7.0 x          12.7 x          12.3 x

------------------
(1)     LTM figures for the period ending March 31, 2001.

(2) Represent First Call consensus estimates; Estimates have been calendarized.

                                                     ---------------------------
25                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Companies Analysis
--------------------------------------------------------------------------------

                              ENTERPRISE VALUE /                    EQUITY VALUE /
                            ---------------------         ------------------------------
                               LTM           LTM                 LTM             2001(P)
                            EBITDA          EBIT          NET INCOME         NET INCOME
                            ------       -------          ----------         ----------
High                           9.5  x       15.8 x              20.4 x             18.5 x
Low                            4.2           6.2                 9.4                8.2
Median                         6.6           8.4                12.7               12.2
Adjusted Average (1)           6.7           9.0                12.7               11.3

                                  HILLMAN - ENTERPRISE VALUE             HILLMAN - EQUITY VALUE
                                -----------------------------      ------------------------------
                                      LTM (2)             LTM(2)          LTM (2)          2001(P)
                                   EBITDA                EBIT      NET INCOME          NET INCOME
                                ---------           ---------      ----------          ----------

HILLMAN                         $  39,891           $  27,295             N/A                 N/A

High                            $ 378,457           $ 432,007             N/A                 N/A
Low                               169,065             169,233             N/A                 N/A
Median                            263,831             228,227             N/A                 N/A
Adjusted Average (1)              268,583             245,810             N/A                 N/A

-------------------------
(1)     Adjusted to exclude the highest and lowest value before averaging.

(2)     Proforma LTM results for the period ending March 31, 2001.

                                                     ---------------------------
26                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Transactions Summary
--------------------------------------------------------------------------------

DATE                                                                   VALUE OF       LTM        LTM
EFFECTIVE  BUYER / SELLER                                           TRANSACTION    EBITDA       EBIT
---------  -------------------------------------------------------  -----------    ------       ----

04/07/00   SunSource Inc. / Axxess Technologies                       $110,000    $17,120      5,583
12/07/99   Honeywell International, Inc. / TriStar Aerospace Co.       262,545     37,611     35,556
04/20/99   The Fairchild Corporation / Kaynar Technologies             364,921     35,623     28,851
03/25/99   TriStar Aerospace Co. / Standard Parts and Equipment Co.     35,200      4,483      4,376
09/04/98   Pentacon / ASI Aerospace Group                               87,000     11,442     10,861
07/17/98   Pentacon / Texas International Aviation                      32,697      4,018      3,835

                                                                       ENTERPRISE VALUE /
                                                                       ------------------
DATE                                                                     LTM         LTM
EFFECTIVE  BUYER / SELLER                                              EBITDA       EBIT
---------  -------------------------------------------------------     ------       ----
04/07/00   SunSource Inc. / Axxess Technologies                         6.3 x     19.4 x
12/07/99   Honeywell International, Inc. / TriStar Aerospace Co.        7.0 x      7.4 x
04/20/99   The Fairchild Corporation / Kaynar Technologies             10.2 x     12.6 x
03/25/99   TriStar Aerospace Co. / Standard Parts and Equipment Co.     7.8 x      8.0 x
09/04/98   Pentacon / ASI Aerospace Group                               7.6 x      8.0 x
07/17/98   Pentacon / Texas International Aviation                      8.1 x      8.5 x

                                                     ---------------------------
27                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Comparable Transactions Analysis
--------------------------------------------------------------------------------

                          ENTERPRISE VALUE /
                      ------------------------
                         LTM              LTM
                      EBITDA             EBIT
                      ------             ----
High                    10.2  x          19.4 x
Low                      6.3  x           7.4 x
Median                   7.7  x           8.3 x
Adjusted Average (1)     7.6  x           9.3 x

                            HILLMAN - ENTERPRISE VALUE
                            --------------------------
                               LTM                 LTM
                            EBITDA                EBIT
                            ------                ----
HILLMAN                  $  39,891           $  27,295

High                     $ 408,639           $ 528,821
Low                        252,045             201,548
Median                     307,508             225,824
Adjusted Average (1)       304,522             253,774

--------------------------
(1)     Adjusted to exclude the highest and lowest value before averaging.

                                                     ---------------------------
28                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

                                                                              PROJECTED
                                                  --------------------------------------------------------------   TERMINAL
                                                  12/31/01     12/31/02     12/31/03     12/31/04     12/31/05      VALUE
                                                  --------------------------------------------------------------   --------

Sales                                             $ 260,038    $ 292,557    $ 321,820    $ 347,566    $ 371,895
     (delta) in A/R                                  (4,198)      (4,658)      (4,249)      (3,395)      (3,090)
                                                  -----------  -----------  -----------  -----------  ----------
Cash Sales                                          255,840      287,899      317,571      344,171      368,805

Cost of Goods Sold                                  114,079      128,462      141,192      152,487      163,161
     (delta) in Inventory                              (509)       5,643        5,196        5,135        4,695
     (delta) in A/P                                    (407)      (2,086)      (2,006)      (1,982)      (1,812)
                                                  -----------  -----------  -----------  -----------  ----------
Cash Cost of Goods Sold                             113,163      132,019      144,382      155,640      166,044

Cash Gross Profit                                   142,677      155,880      173,189      188,531      202,761

Operating Expenses                                  118,056      127,018      137,705      147,273      156,314
Depreciation & Amortization                         (14,304)     (13,257)     (13,257)     (13,257)     (13,257)
                                                  -----------  -----------  -----------  -----------  ----------
Cash Operating Expenses                             103,752      113,761      124,448      134,016      143,057

Cash Operating Income                                38,925       42,119       48,741       54,515       59,703

Less: 40.0% Pro Forma Tax on Taxable Net Income      11,161       14,831       17,169       19,122       20,968
Less: Capital Expenditures                           12,645        9,000        9,000        9,000        9,000
                                                  -----------  -----------  -----------  -----------  ----------

Unlevered FCF to Capital Providers                $  15,119    $  18,288    $  22,572    $  26,393    $  29,735    $ 426,896 (2)
Interest Expense Tax Shield (3)                       5,058        4,438        4,196        3,954        3,712

NPV of Unlevered FCF (1)                       $ 275,766
Add: NPV of Tax Shields                           14,324
Less: Present Value to Debt Holders                   --
                                               ----------
Enterprise Value Before Illiquidity Discount   $ 290,090
Illiquidity and Non-Control Discount                   0%
Total Enterprise Value                         $ 290,090
Ownership Percentage                                 100%
VALUE OF ENTERPRISE INTEREST                   $ 290,090


                                         EBITDA MULTIPLE RANGE
                       ------------------------------------------------------------------
                           5.5x          6.0x          6.5x          7.0x          7.5x
                       ------------  ------------  ------------  ------------  ----------
             15.0%       $275,638      $293,029      $310,420      $327,811      $345,202
DISCOUNT     16.0%       $266,581      $283,300      $300,020      $316,740      $333,459
FACTOR       17.0%       $257,931      $274,010      $290,090      $306,169      $322,249
RANGE        18.0%       $249,666      $265,135      $280,604      $296,073      $311,542
             19.0%       $241,766      $256,653      $271,539      $286,426      $301,312

(1)     Unlevered Free Cash Flows discounted at 17.0% as of June 15, 2001.

(2) Assumes a terminal value equal to last year EBITDA of $65.7 million multiplied by an EBITDA multiple of 6.5x.

(3) Allocates corporate interest expense tax shield to Hillman in proportion to allocation of corporate overhead (57%).

                                                     ---------------------------
29                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

The Hillman Group - Valuation Summary
--------------------------------------------------------------------------------

                                   [BAR CHART]


                                                                Enterprise Value
                                               ---------------------------------------------------
                                                                                         Adjusted
                                                       Low         High       Median      Average
                                               ---------------------------------------------------
COMPARABLE PUBLIC COMPANIES
           LTM EBITDA ($39,891)                    169,065      378,457      263,831      268,583
             LTM EBIT ($27,295)                    169,233      432,007      228,227      245,810

COMPARABLE TRANSACTION COMPANIES
           LTM EBITDA ($39,891)                    252,045      408,639      307,508      304,522
             LTM EBIT ($27,295)                    201,548      528,821      225,824      253,774

DISCOUNTED CASH FLOW                                                       Mid-point    Mid-point
                                                                        --------------------------
         DCF - EBITDA ($39,891)                    241,766      345,202      290,090      290,090


                    LTM              LTM            LTM             LTM                 DCF -
                  EBITDA            EBIT           EBITDA          EBIT                 EBITDA
                 ($39,891)        ($27,295)       ($39,891)      ($27,295)            ($39,891)

                    Comparable           Comparable
                 Public Companies    Acquisition Activity    DCF
               ----------------------------------------------------
Median         $263,831   $228,227   $307,508   $225,824   $290,090
Adj. Average   $268,583   $245,810   $304,522   $253,774   $290,090

                                                     ---------------------------
30                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================
White circles represent median values.

--------------------------------------------------------------------------------

VALUATION SUMMARY

                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Per Share Equity Valuation Range
--------------------------------------------------------------------------------

                                               Low       Transaction         High
                                              Value         Value            Value
                                            --------     -----------      ---------
Kar Value to SunSource                      $ 15,000          ---         $  20,000
STS Enterprise Value                          20,000          ---            25,000
Hillman Enterprise Value                     230,000          ---           270,000
                                            --------     -----------      ---------
           Total                            $265,000      $ 298,409       $ 315,000
                                            ========     ===========      =========
Less: Outstanding Debt (1)                   114,849        114,849         114,849

    Trust Preferred Securities (1)           105,446        105,446         105,446
                                            --------     -----------      ---------
           Total Equity Value               $ 44,705      $  78,114       $  94,705
                                            ========     ===========      =========
Diluted Shares Outstanding (2)                 7,529          7,529           7,529
           Per Share Equity Value           $  5.938      $  10.375       $  12.579
                                            ========     ===========      =========

------------------------------------
(1)     As of May 31, 2001

(2) Treasury method used to calculate diluted shares outstanding. Refer to page 6 of this presentation for calculation.

                                                     ---------------------------
32                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

HISTORICAL STOCK PRICE PERFORMANCE

                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Historical Stock Price Performance
--------------------------------------------------------------------------------

- In the past two years, the Company's stock has traded as high as $14.50 (on several days in June 1999) and as low as $2.88 (December 6, 2000). The stock has not traded at or above $12.00 per share since June 30, 1999, despite efforts to deliver shareholder value through a strategic realignment of the Company's business units.

- Since early 1999, the Company's stock price has under-performed a composite of selected publicly trade peers, as well as general market indices such as the S&P Small Cap Industrials Index and the S&P 500 Composite.

- In spite of some recent strengthening in the Hillman and Kar businesses, the restructuring issues, a softening market for the STS segment, and the highly leveraged nature of the Company's balance sheet, have all contributed to a steady decline of the Company's stock price over the past two years.

- Also contributing to the Company's poor stock performance are investor preoccupation with larger capitalization stocks and other industry sectors, a lack of research coverage, and limited float and liquidity of the Company's shares.

- Over the past six months, roughly 1.4 million shares of the Company's common stock have traded, at an average price of $3.83 per share.

                                                     ---------------------------
34                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Historical Stock Price Performance
--------------------------------------------------------------------------------

                  [STOCK PRICE AND VOLUME ACTIVITY LINE GRAPH]


                  DATE        PRICE       VOLUME
                    6/8/99        14.44           0
                    6/9/99        14.50       1,000
                   6/10/99        14.25       1,300
                   6/11/99        14.50      12,600
                   6/14/99        14.13      17,000
                   6/15/99        14.06         600
                   6/16/99        14.13       9,400
                   6/17/99        14.50      17,800
                   6/18/99        14.50       1,000
                   6/21/99        14.38       1,000
                   6/22/99        13.94       3,000
                   6/23/99        13.75       2,700
                   6/24/99        13.06      10,200
                   6/25/99        13.13           0
                   6/28/99        12.88      19,100
                   6/29/99        12.81       8,800
                   6/30/99        12.94       1,300
                    7/1/99        11.00      60,700
                    7/2/99        10.88      64,400
                    7/6/99        10.81      56,100
                    7/7/99        10.44      34,700
                    7/8/99         9.75      34,800
                    7/9/99         9.69      24,300
                   7/12/99         9.44      13,000
                   7/13/99         8.63     102,900
                   7/14/99         8.06     100,500
                   7/15/99         8.44     175,700
                   7/16/99         8.63      44,600
                   7/19/99         8.63      47,600
                   7/20/99         8.69       7,400
                   7/21/99         8.69       8,100
                   7/22/99         8.81      15,800
                   7/23/99         9.13      18,900
                   7/26/99         9.13      12,100
                   7/27/99         9.06      78,600
                   7/28/99         9.13      16,800
                   7/29/99         8.81      15,800
                   7/30/99         9.00      19,100
                    8/2/99         9.06       7,500
                    8/3/99         8.94       3,700
                    8/4/99         8.75      12,100
                    8/5/99         8.69       4,300
                    8/6/99         8.63       6,100
                    8/9/99         8.63       5,800
                   8/10/99         8.69      11,300
                   8/11/99         8.56      16,700
                   8/12/99         8.44      14,700
                   8/13/99         8.44      14,400
                   8/16/99         8.38       4,900
                   8/17/99         8.25      17,700
                   8/18/99         8.19       7,200
                   8/19/99         7.94      35,700
                   8/20/99         7.88       3,000
                   8/23/99         7.75      16,100
                   8/24/99         7.63      10,700
                   8/25/99         7.63       4,400
                   8/26/99         7.31      17,600
                   8/27/99         7.38       8,400
                   8/30/99         7.13       4,000
                   8/31/99         6.88       7,500
                    9/1/99         6.75      12,500
                    9/2/99         6.75       6,000
                    9/3/99         6.75       1,200
                    9/7/99         7.00      23,600
                    9/8/99         7.25      25,100
                    9/9/99         7.38      12,500
                   9/10/99         7.25       7,500
                   9/13/99         7.25      15,600
                   9/14/99         7.00       4,600
                   9/15/99         6.75      75,200
                   9/16/99         6.69       3,000
                   9/17/99         6.50      12,800
                   9/20/99         6.44      15,900
                   9/21/99         6.44       7,100
                   9/22/99         5.69      55,800
                   9/23/99         5.94      39,100
                   9/24/99         5.63      42,000
                   9/27/99         5.44      16,000
                   9/28/99         5.25      14,800
                   9/29/99         4.88      26,600
                   9/30/99         5.63      31,100
                   10/1/99         5.38      29,900
                   10/4/99         5.25      31,100
                   10/5/99         5.25       1,000
                   10/6/99         5.25       4,200
                   10/7/99         5.19       9,300
                   10/8/99         5.50      17,200
                  10/11/99         5.63      14,800
                  10/12/99         5.19      47,600
                  10/13/99         5.19      13,900
                  10/14/99         5.00      26,200
                  10/15/99         5.00      10,800
                  10/18/99         4.63      23,900
                  10/19/99         5.13      46,800
                  10/20/99         5.88      23,100
                  10/21/99         6.38      26,200
                  10/22/99         6.75      20,600
                  10/25/99         7.25      22,600
                  10/26/99         7.13      27,300
                  10/27/99         7.00      18,300
                  10/28/99         5.63      68,100
                  10/29/99         4.81      89,000
                   11/1/99         4.25     112,100
                   11/2/99         4.13      59,700
                   11/3/99         4.69      53,700
                   11/4/99         4.56      69,700
                   11/5/99         4.63       8,800
                   11/8/99         4.38      39,400
                   11/9/99         4.31      10,600
                  11/10/99         4.25      16,700
                  11/11/99         4.13       7,500
                  11/12/99         4.00      46,400
                  11/15/99         3.88      23,500
                  11/16/99         3.75      46,400
                  11/17/99         3.75      42,100
                  11/18/99         3.75      43,300
                  11/19/99         3.81      29,700
                  11/22/99         3.56      35,800
                  11/23/99         3.50     476,800
                  11/24/99         3.94      44,700
                  11/26/99         4.19      24,400
                  11/29/99         4.38      50,400
                  11/30/99         4.88      79,900
                   12/1/99         5.00      28,000
                   12/2/99         5.25      35,100
                   12/3/99         6.50      68,200
                   12/6/99         6.13      77,100
                   12/7/99         6.19      21,100
                   12/8/99         5.50      64,600
                   12/9/99         5.50      10,100
                  12/10/99         5.44      20,500
                  12/13/99         5.38      10,500
                  12/14/99         5.13      31,300
                  12/15/99         5.00       5,600
                  12/16/99         4.31      33,400
                  12/17/99         4.25      95,700
                  12/20/99         4.06      32,500
                  12/21/99         4.00      55,600
                  12/22/99         3.94      65,400
                  12/23/99         4.00      28,600
                  12/27/99         3.94      58,000
                  12/28/99         4.13      62,700
                  12/29/99         4.25      27,000
                  12/30/99         4.31      44,900
                  12/31/99         4.25      45,000
                    1/3/00         4.69      17,900
                    1/4/00         5.19      31,400
                    1/5/00         5.06      11,300
                    1/6/00         5.38      35,600
                    1/7/00         5.25      12,000
                   1/10/00         5.44      21,600
                   1/11/00         5.75      21,000
                   1/12/00         5.81       2,300
                   1/13/00         5.69      12,200
                   1/14/00         5.75      14,200
                   1/18/00         5.88      23,600
                   1/19/00         6.25      11,100
                   1/20/00         5.75      45,100
                   1/21/00         5.44      13,600
                   1/24/00         5.31      34,100
                   1/25/00         4.81      42,900
                   1/26/00         4.50      32,500
                   1/27/00         5.13      23,800
                   1/28/00         5.00      11,800
                   1/31/00         5.00      30,400
                    2/1/00         5.19      27,600
                    2/2/00         5.31       5,300
                    2/3/00         5.00      15,500
                    2/4/00         5.13      14,400
                    2/7/00         5.38       3,500
                    2/8/00         5.13       3,900
                    2/9/00         5.06       5,700
                   2/10/00         5.88     110,800
                   2/11/00         5.69      56,000
                   2/14/00         5.63      32,900
                   2/15/00         5.38      12,400
                   2/16/00         5.38      21,200
                   2/17/00         5.44       7,600
                   2/18/00         5.31       9,600
                   2/22/00         5.25       3,500
                   2/23/00         5.19       3,700
                   2/24/00         5.13       2,100
                   2/25/00         5.00       2,300
                   2/28/00         4.94       4,300
                   2/29/00         5.00       1,000
                    3/1/00         5.00       3,500
                    3/2/00         5.13      18,400
                    3/3/00         5.44      31,900
                    3/6/00         5.25       5,800
                    3/7/00         5.38       5,700
                    3/8/00         5.38       6,400
                    3/9/00         5.31       6,300
                   3/10/00         5.06      20,900
                   3/13/00         4.69      23,000
                   3/14/00         4.69       5,200
                   3/15/00         4.63      10,200
                   3/16/00         4.56       2,500
                   3/17/00         4.63      25,600
                   3/20/00         4.88      23,300
                   3/21/00         5.13      13,400
                   3/22/00         4.88       4,700
                   3/23/00         4.69      21,900
                   3/24/00         4.75       4,200
                   3/27/00         4.75      12,400
                   3/28/00         4.75       1,500
                   3/29/00         4.69       6,500
                   3/30/00         4.63      10,300
                   3/31/00         4.63         300
                    4/3/00         4.63       2,500
                    4/4/00         4.50      13,500
                    4/5/00         4.50       4,900
                    4/6/00         4.25      24,500
                    4/7/00         4.44       2,000
                   4/10/00         4.75       8,300
                   4/11/00         4.69       1,000
                   4/12/00         4.69       5,700
                   4/13/00         4.75       7,700
                   4/14/00         4.69       5,800
                   4/17/00         4.38      10,800
                   4/18/00         4.38       3,900
                   4/19/00         4.63      26,100
                   4/20/00         4.88      30,500
                   4/24/00         4.81       4,400
                   4/25/00         4.81       5,500
                   4/26/00         4.50      10,800
                   4/27/00         4.69      24,000
                   4/28/00         4.56       1,500
                    5/1/00         4.50       6,000
                    5/2/00         4.50       3,600
                    5/3/00         4.50       4,700
                    5/4/00         4.81      12,500
                    5/5/00         4.69       5,800
                    5/8/00         4.81       8,100
                    5/9/00         4.75       7,600
                   5/10/00         4.56       3,700
                   5/11/00         4.56       4,000
                   5/12/00         4.69       4,600
                   5/15/00         4.75       5,000
                   5/16/00         4.69       5,200
                   5/17/00         4.56       5,700
                   5/18/00         4.75       3,000
                   5/19/00         4.81       8,100
                   5/22/00         4.56       3,000
                   5/23/00         4.38       9,300
                   5/24/00         4.31       5,900
                   5/25/00         4.31       2,200
                   5/26/00         4.44       3,500
                   5/30/00         4.31       3,700
                   5/31/00         4.50       8,800
                    6/1/00         4.38       2,300
                    6/2/00         4.38      16,700
                    6/5/00         4.56       3,600
                    6/6/00         4.44      10,700
                    6/7/00         4.38       6,100
                    6/8/00         4.38       6,400
                    6/9/00         4.44       2,600
                   6/12/00         4.50       2,800
                   6/13/00         4.44       3,700
                   6/14/00         4.44         300
                   6/15/00         4.44       1,600
                   6/16/00         4.38       8,300
                   6/19/00         4.44       3,200
                   6/20/00         4.44       8,000
                   6/21/00         4.38       3,300
                   6/22/00         4.38      36,300
                   6/23/00         4.88      31,000
                   6/26/00         4.75      12,700
                   6/27/00         4.94       4,200
                   6/28/00         4.94       5,300
                   6/29/00         5.00      20,200
                   6/30/00         5.06      45,300
                    7/3/00         5.06       9,800
                    7/5/00         5.19       3,700
                    7/6/00         5.19      11,700
                    7/7/00         5.19       8,800
                   7/10/00         5.19       1,700
                   7/11/00         5.06       1,500
                   7/12/00         5.06       1,700
                   7/13/00         5.19       3,100
                   7/14/00         5.19         800
                   7/17/00         5.13       5,900
                   7/18/00         5.19       2,100
                   7/19/00         5.25       4,000
                   7/20/00         5.13       8,300
                   7/21/00         5.13       6,600
                   7/24/00         5.13         500
                   7/25/00         5.38      19,000
                   7/26/00         5.13       8,800
                   7/27/00         4.94      17,800
                   7/28/00         4.88       1,000
                   7/31/00         4.88       6,100
                    8/1/00         4.88       2,500
                    8/2/00         4.81       2,700
                    8/3/00         4.75       2,400
                    8/4/00         4.69      30,600
                    8/7/00         4.69         600
                    8/8/00         4.69         800
                    8/9/00         4.69       3,500
                   8/10/00         4.69       2,000
                   8/11/00         4.69       1,000
                   8/14/00         4.69         500
                   8/15/00         4.69         600
                   8/16/00         4.69       1,100
                   8/17/00         4.63       2,500
                   8/18/00         4.69       1,500
                   8/21/00         4.50       9,000
                   8/22/00         4.50       5,300
                   8/23/00         4.50         500
                   8/24/00         4.50       6,100
                   8/25/00         4.50       1,600
                   8/28/00         4.56         100
                   8/29/00         4.50       2,400
                   8/30/00         4.50       9,000
                   8/31/00         4.38       6,900
                    9/1/00         4.38       6,200
                    9/5/00         4.31       5,400
                    9/6/00         4.19      11,500
                    9/7/00         4.25       2,500
                    9/8/00         4.25      15,900
                   9/11/00         4.25       5,400
                   9/12/00         4.31       3,900
                   9/13/00         4.38       1,000
                   9/14/00         4.44       1,900
                   9/15/00         4.31       1,200
                   9/18/00         4.25       5,900
                   9/19/00         4.13      14,500
                   9/20/00         4.13       3,100
                   9/21/00         4.13       3,600
                   9/22/00         4.00       6,900
                   9/25/00         3.75      22,900
                   9/26/00         4.00      11,300
                   9/27/00         3.81       6,700
                   9/28/00         4.00       2,000
                   9/29/00         3.94       1,100
                   10/2/00         3.94       2,100
                   10/3/00         3.81       6,400
                   10/4/00         3.81       1,600
                   10/5/00         3.69       8,300
                   10/6/00         3.75       1,500
                   10/9/00         3.75       3,600
                  10/10/00         3.56      17,700
                  10/11/00         3.50      25,500
                  10/12/00         3.44      14,900
                  10/13/00         3.38      12,000
                  10/16/00         3.44       1,900
                  10/17/00         3.25       9,900
                  10/18/00         3.13       6,600
                  10/19/00         3.19       9,200
                  10/20/00         3.00      45,900
                  10/23/00         3.00      13,800
                  10/24/00         3.00      58,400
                  10/25/00         2.94     318,200
                  10/26/00         3.00       1,500
                  10/27/00         3.00       8,700
                  10/30/00         3.13         500
                  10/31/00         3.00       3,300
                   11/1/00         3.00         100
                   11/2/00         3.13       6,000
                   11/3/00         3.19       2,500
                   11/6/00         3.00       7,000
                   11/7/00         3.13      10,800
                   11/8/00         3.06       6,700
                   11/9/00         3.31       6,200
                  11/10/00         3.25       7,100
                  11/13/00         3.13       5,400
                  11/14/00         3.13       1,700
                  11/15/00         3.06      22,300
                  11/16/00         3.00      15,800
                  11/17/00         3.13      15,000
                  11/20/00         3.63      15,200
                  11/21/00         3.56      10,900
                  11/22/00         3.50      22,800
                  11/24/00         3.38       4,700
                  11/27/00         3.06      22,000
                  11/28/00         3.13      12,100
                  11/29/00         3.13       5,400
                  11/30/00         3.19      15,900
                   12/1/00         3.06      14,300
                   12/4/00         2.94      14,800
                   12/5/00         3.00      85,000
                   12/6/00         2.88       6,300
                   12/7/00         3.00       6,600
                   12/8/00         3.25      38,800
                  12/11/00         3.38      15,900
                  12/12/00         3.00      33,900
                  12/13/00         3.00       3,900
                  12/14/00         3.00      23,600
                  12/15/00         3.13       4,100
                  12/18/00         3.19      29,300
                  12/19/00         3.19       9,800
                  12/20/00         3.13      12,300
                  12/21/00         3.06       8,500
                  12/22/00         3.06      19,700
                  12/26/00         3.13      58,200
                  12/27/00         3.25      22,900
                  12/28/00         3.06      17,500
                  12/29/00         3.06      68,600
                    1/2/01         3.06       3,400
                    1/3/01         3.13      21,600
                    1/4/01         3.19       1,800
                    1/5/01         3.25       9,400
                    1/8/01         3.25       3,400
                    1/9/01         3.25      11,600
                   1/10/01         3.44      15,600
                   1/11/01         3.44       1,100
                   1/12/01         3.44       7,500
                   1/16/01         3.50       8,900
                   1/17/01         3.38      14,100
                   1/18/01         3.25      18,000
                   1/19/01         3.63      27,900
                   1/22/01         3.69       8,800
                   1/23/01         3.75       7,000
                   1/24/01         3.75         200
                   1/25/01         3.81       5,100
                   1/26/01         4.06       4,900
                   1/29/01         4.35      18,500
                   1/30/01         4.74      37,300
                   1/31/01         4.76       9,500
                    2/1/01         4.68       1,800
                    2/2/01         4.75       2,900
                    2/5/01         4.75       3,600
                    2/6/01         4.52      11,400
                    2/7/01         4.50       4,200
                    2/8/01         4.65       8,100
                    2/9/01         4.50       5,200
                   2/12/01         4.30      10,000
                   2/13/01         4.10       4,400
                   2/14/01         4.10         400
                   2/15/01         4.05       2,700
                   2/16/01         3.68      24,400
                   2/20/01         3.70       4,200
                   2/21/01         3.67         500
                   2/22/01         3.64       3,000
                   2/23/01         3.70         100
                   2/26/01         3.70       2,600
                   2/27/01         3.70       2,400
                   2/28/01         3.70         600
                    3/1/01         3.75       8,100
                    3/2/01         3.70       3,400
                    3/5/01         3.70         200
                    3/6/01         3.79       1,600
                    3/7/01         3.80       2,000
                    3/8/01         3.78       1,000
                    3/9/01         3.83           0
                   3/12/01         3.80       1,700
                   3/13/01         3.90       4,300
                   3/14/01         3.90       1,300
                   3/15/01         3.90       6,000
                   3/16/01         3.85       1,400
                   3/19/01         3.85         200
                   3/20/01         3.85         100
                   3/21/01         3.85         200
                   3/22/01         3.75       4,000
                   3/23/01         3.75       2,300
                   3/26/01         3.70       3,500
                   3/27/01         3.74       2,000
                   3/28/01         3.90       4,600
                   3/29/01         3.80       1,400
                   3/30/01         4.00       6,200
                    4/2/01         3.90       1,600
                    4/3/01         4.00      14,600
                    4/4/01         4.00       2,700
                    4/5/01         3.85       1,700
                    4/6/01         3.98       7,000
                    4/9/01         4.00      25,500
                   4/10/01         4.10      48,200
                   4/11/01         4.03         300
                   4/12/01         3.94       1,600
                   4/16/01         4.02         800
                   4/17/01         3.91         500
                   4/18/01         3.90       9,200
                   4/19/01         3.90       3,100
                   4/20/01         3.85       7,500
                   4/23/01         4.00      53,500
                   4/24/01         3.90      25,700
                   4/25/01         3.95       1,100
                   4/26/01         3.90       2,800
                   4/27/01         4.00      12,500
                   4/30/01         3.90       1,300
                    5/1/01         4.00      51,300
                    5/2/01         3.99       9,300
                    5/3/01         3.99         300
                    5/4/01         4.00     116,900
                    5/7/01         3.95       1,200
                    5/8/01         3.90       1,600
                    5/9/01         3.95       2,100
                   5/10/01         3.98       2,000
                   5/11/01         3.90      13,200
                   5/14/01         3.85         500
                   5/15/01         3.85         600
                   5/16/01         3.82         100
                   5/17/01         3.86       1,400
                   5/18/01         3.92      18,500
                   5/21/01         3.84       9,800
                   5/22/01         4.00      15,000
                   5/23/01         4.00      76,800
                   5/24/01         4.00       4,100
                   5/25/01         4.11       4,800
                   5/29/01         4.15       6,900
                   5/30/01         4.50      19,800
                   5/31/01         5.20      38,000
                    6/1/01         5.31      13,800
                    6/4/01         5.30       4,600
                    6/5/01         5.17      10,900
                    6/6/01         4.86      12,100
                    6/7/01         5.00      82,800






                                                     ---------------------------
35                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Relative Historical Stock Performance
--------------------------------------------------------------------------------

Daily from June 7, 2000 - June 7, 2001

                           [INDEXED PRICES LINE GRAPH]

RELATIVE HISTORICAL STOCK PERFORMANCE

             DATE      SDP     S&P500   PEER GROUP
             6/7/00   100.00   100.00     100.00
             6/8/00   100.00    99.34      99.46
             6/9/00   101.43    99.02      99.20
            6/12/00   102.86    98.28      99.06
            6/13/00   101.43    99.87      99.80
            6/14/00   101.43    99.94     100.30
            6/15/00   101.43   100.50      98.63
            6/16/00   100.00    99.53      96.60
            6/19/00   101.43   101.00      94.87
            6/20/00   101.43   100.31      93.55
            6/21/00   100.00   100.53      93.49
            6/22/00   100.00    98.70      92.62
            6/23/00   111.43    97.97      92.81
            6/26/00   108.57    98.91      92.35
            6/27/00   112.86    98.59      93.11
            6/28/00   112.86    98.88      93.13
            6/29/00   114.29    98.03      92.25
            6/30/00   115.71    98.86      90.03
             7/3/00   115.71    99.88      93.39
             7/5/00   118.57    98.29      93.43
             7/6/00   118.57    99.00      93.62
             7/7/00   118.57   100.51      94.89
            7/10/00   118.57   100.29      95.42
            7/11/00   115.71   100.65      96.65
            7/12/00   115.71   101.47      96.20
            7/13/00   118.57   101.66      96.22
            7/14/00   118.57   102.62      96.34
            7/17/00   117.14   102.66      93.91
            7/18/00   118.57   101.52      94.20
            7/19/00   120.00   100.72      92.41
            7/20/00   117.14   101.65      92.01
            7/21/00   117.14   100.60      91.01
            7/24/00   117.14    99.52      92.41
            7/25/00   122.86   100.21      91.87
            7/26/00   117.14    98.71      92.29
            7/27/00   112.86    98.52      91.29
            7/28/00   111.43    96.50      89.98
            7/31/00   111.43    97.25      90.14
             8/1/00   111.43    97.74      90.89
             8/2/00   110.00    97.78      91.88
             8/3/00   108.57    98.72      90.10
             8/4/00   107.14    99.43      91.03
             8/7/00   107.14   100.54      91.25
             8/8/00   107.14   100.78      92.36
             8/9/00   107.14   100.10      92.45
            8/10/00   107.14    99.24      93.13
            8/11/00   107.14   100.03      94.78
            8/14/00   107.14   101.37      95.86
            8/15/00   107.14   100.89      94.27
            8/16/00   107.14   100.58      94.60
            8/17/00   105.71   101.68      94.18
            8/18/00   107.14   101.38      93.72
            8/21/00   102.86   101.91      94.15
            8/22/00   102.86   101.82      93.65
            8/23/00   102.86   102.35      92.34
            8/24/00   102.86   102.51      92.91
            8/25/00   102.86   102.38      92.67
            8/28/00   104.29   102.90      92.25
            8/29/00   102.86   102.62      91.74
            8/30/00   102.86   102.12      91.49
            8/31/00   100.00   103.15      91.49
             9/1/00   100.00   103.36      90.69
             9/5/00    98.57   102.43      92.40
             9/6/00    95.71   101.42      93.18
             9/7/00    97.14   102.12      92.85
             9/8/00    97.14   101.57      91.97
            9/11/00    97.14   101.22      92.99
            9/12/00    98.57   100.72      92.68
            9/13/00   100.00   100.92      91.89
            9/14/00   101.43   100.65      89.36
            9/15/00    98.57    99.62      88.27
            9/18/00    97.14    98.18      87.05
            9/19/00    94.29    99.22      85.57
            9/20/00    94.29    98.64      84.66
            9/21/00    94.29    98.48      85.05
            9/22/00    91.43    98.46      84.54
            9/25/00    85.71    97.80      83.48
            9/26/00    91.43    97.00      83.24
            9/27/00    87.14    96.96      84.32
            9/28/00    91.43    99.11      85.48
            9/29/00    90.00    97.63      85.22
            10/2/00    90.00    97.61      84.37
            10/3/00    87.14    96.95      86.63
            10/4/00    87.14    97.48      86.67
            10/5/00    84.29    97.62      87.40
            10/6/00    85.71    95.76      86.42
            10/9/00    85.71    95.29      86.48
           10/10/00    81.43    94.27      85.95
           10/11/00    80.00    92.74      85.82
           10/12/00    78.57    90.38      85.41
           10/13/00    77.14    93.39      85.85
           10/16/00    78.57    93.43      85.40
           10/17/00    74.29    91.75      84.49
           10/18/00    71.43    91.22      83.49
           10/19/00    72.86    94.39      85.92
           10/20/00    68.57    94.94      85.21
           10/23/00    68.57    94.86      85.22
           10/24/00    68.57    95.02      85.93
           10/25/00    67.14    92.76      85.09
           10/26/00    68.57    92.73      85.73
           10/27/00    68.57    93.76      85.42
           10/30/00    71.43    95.06      87.36
           10/31/00    68.57    97.15      90.98
            11/1/00    68.57    96.59      90.02
            11/2/00    71.43    97.07      89.82
            11/3/00    72.86    96.96      89.89
            11/6/00    68.57    97.34      90.76
            11/7/00    71.43    97.32      90.18
            11/8/00    70.00    95.78      90.04
            11/9/00    75.71    95.16      88.95
           11/10/00    74.29    92.84      84.16
           11/13/00    71.43    91.84      84.71
           11/14/00    71.43    93.99      84.93
           11/15/00    70.00    94.46      85.41
           11/16/00    68.57    93.27      84.57
           11/17/00    71.43    92.96      85.45
           11/20/00    82.86    91.25      83.74
           11/21/00    81.43    91.57      82.89
           11/22/00    80.00    89.87      82.11
           11/24/00    77.14    91.19      83.78
           11/27/00    70.00    91.68      84.65
           11/28/00    71.43    90.81      82.86
           11/29/00    71.43    91.20      83.42
           11/30/00    72.86    89.37      82.51
            12/1/00    70.00    89.39      83.89
            12/4/00    67.14    90.05      86.28
            12/5/00    68.57    93.56      86.57
            12/6/00    65.71    91.85      85.52
            12/7/00    68.57    91.31      85.83
            12/8/00    74.29    93.10      86.57
           12/11/00    77.14    93.80      88.05
           12/12/00    68.57    93.19      90.33
           12/13/00    68.57    92.43      90.39
           12/14/00    68.57    91.14      90.37
           12/15/00    71.43    89.18      89.95
           12/18/00    72.86    89.90      91.96
           12/19/00    72.86    88.73      94.89
           12/20/00    71.43    85.96      94.21
           12/21/00    70.00    86.65      98.55
           12/22/00    70.00    88.76     102.12
           12/26/00    71.43    89.39     102.74
           12/27/00    74.29    90.32     106.84
           12/28/00    70.00    90.68     106.72
           12/29/00    70.00    89.73     106.78
             1/2/01    70.00    87.22     107.22
             1/3/01    71.43    91.59     109.52
             1/4/01    72.86    90.62     110.23
             1/5/01    74.29    88.24     107.99
             1/8/01    74.29    88.07     107.84
             1/9/01    74.29    88.41     108.55
            1/10/01    78.57    89.26     107.49
            1/11/01    78.57    90.18     106.52
            1/12/01    78.57    89.60     107.19
            1/16/01    80.00    90.16     106.27
            1/17/01    77.14    90.36     106.06
            1/18/01    74.29    91.61     104.29
            1/19/01    82.86    91.24     104.67
            1/22/01    84.29    91.27     104.35
            1/23/01    85.71    92.46     102.84
            1/24/01    85.71    92.72     103.20
            1/25/01    87.14    92.26     103.07
            1/26/01    92.86    92.09     102.21
            1/29/01    99.43    92.71     101.63
            1/30/01   108.34    93.36     102.54
            1/31/01   108.80    92.84     103.88
             2/1/01   106.97    93.35     103.47
             2/2/01   108.57    91.72     103.49
             2/5/01   108.57    92.04     104.27
             2/6/01   103.31    91.91     105.46
             2/7/01   102.86    91.13     107.43
             2/8/01   106.29    90.56     107.87
             2/9/01   102.86    89.36     107.49
            2/12/01    98.29    90.41     108.52
            2/13/01    93.71    89.63     109.59
            2/14/01    93.71    89.44     109.28
            2/15/01    92.57    90.16     110.48
            2/16/01    84.11    88.46     110.62
            2/20/01    84.57    86.92     113.28
            2/21/01    83.89    85.31     113.46
            2/22/01    83.20    85.15     111.45
            2/23/01    84.57    84.67     109.59
            2/26/01    84.57    86.16     111.22
            2/27/01    84.57    85.50     110.54
            2/28/01    84.57    84.27     109.70
             3/1/01    85.71    84.36     109.81
             3/2/01    84.57    83.88     110.62
             3/5/01    84.57    84.37     111.41
             3/6/01    86.63    85.21     111.41
             3/7/01    86.86    85.76     111.02
             3/8/01    86.40    85.96     111.33
             3/9/01    87.43    83.83     110.01
            3/12/01    86.86    80.21     108.65
            3/13/01    89.14    81.40     108.18
            3/14/01    89.14    79.29     105.21
            3/15/01    89.14    79.76     106.43
            3/16/01    88.00    78.20     103.88
            3/19/01    88.00    79.57     105.33
            3/20/01    88.00    77.66     104.89
            3/21/01    88.00    76.27     101.89
            3/22/01    85.71    75.96     101.27
            3/23/01    85.71    77.47     100.37
            3/26/01    84.57    78.34     104.10
            3/27/01    85.49    80.35     105.05
            3/28/01    89.14    78.38     105.49
            3/29/01    86.86    78.02     104.26
            3/30/01    91.43    78.86     105.55
             4/2/01    89.14    77.88     105.94
             4/3/01    91.43    75.20     103.38
             4/4/01    91.43    74.98     105.70
             4/5/01    88.00    78.26     109.25
             4/6/01    90.97    76.69     108.29
             4/9/01    91.43    77.32     109.49
            4/10/01    93.71    79.41     111.57
            4/11/01    92.11    79.24     109.25
            4/12/01    90.06    80.44     110.59
            4/16/01    91.89    80.18     111.70
            4/17/01    89.37    81.00     111.73
            4/18/01    89.14    84.15     114.98
            4/19/01    89.14    85.21     113.45
            4/20/01    88.00    84.48     112.92
            4/23/01    91.43    83.21     112.65
            4/24/01    89.14    82.20     110.84
            4/25/01    90.29    83.51     110.36
            4/26/01    89.14    83.90     110.47
            4/27/01    91.43    85.16     110.59
            4/30/01    89.14    84.92     110.94
             5/1/01    91.43    86.07     111.13
             5/2/01    91.20    86.14     111.63
             5/3/01    91.20    84.86     110.58
             5/4/01    91.43    86.08     110.87
             5/7/01    90.29    85.87     111.64
             5/8/01    89.14    85.72     112.32
             5/9/01    90.29    85.33     111.75
            5/10/01    90.97    85.31     112.51
            5/11/01    89.14    84.66     111.94
            5/14/01    88.00    84.88     112.27
            5/15/01    88.00    84.92     113.06
            5/16/01    87.31    87.33     116.52
            5/17/01    88.23    87.57     116.35
            5/18/01    89.60    87.81     116.09
            5/21/01    87.77    89.23     115.61
            5/22/01    91.43    88.99     115.52
            5/23/01    91.43    87.61     115.41
            5/24/01    91.43    87.89     116.22
            5/25/01    93.94    86.85     116.41
            5/29/01    94.86    86.17     116.84
            5/30/01   102.86    84.82     116.69
            5/31/01   118.86    85.35     117.54
             6/1/01   121.37    85.68     117.01
             6/4/01   121.14    86.12     118.27
             6/5/01   118.17    87.24     120.79
             6/6/01   111.09    86.32     120.71
             6/7/01   114.29    86.79     121.25

* Peer Group includes: AIT, B, GPC, HDL, IDG, SORC.
Indexed prices are market cap. weighted.

                                                     ---------------------------
36                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Price Performance
--------------------------------------------------------------------------------


                         [3 YEAR STOCK PRICE LINE GRAPH]

                           [3 YEAR VOLUME LINE GRAPH]


STOCK PRICE PERFORMANCE

            DATE       PRICE     VOLUME
            6/1/98     27.13     12,200
            6/2/98     27.00      3,400
            6/3/98     26.88      9,300
            6/4/98     26.63      4,800
            6/5/98     26.63      4,000
            6/8/98     25.88     10,300
            6/9/98     25.50     13,000
           6/10/98     25.50      3,200
           6/11/98     25.25      3,800
           6/12/98     25.06      4,100
           6/15/98     24.00     17,800
           6/16/98     24.38     36,100
           6/17/98     24.44      3,300
           6/18/98     24.44      3,500
           6/19/98     24.13     11,200
           6/22/98     24.38     14,300
           6/23/98     23.88     12,100
           6/24/98     22.63    103,000
           6/25/98     22.38     30,100
           6/26/98     22.31     10,300
           6/29/98     22.00     15,300
           6/30/98     21.75     69,000
            7/1/98     21.75      7,000
            7/2/98     21.38      7,300
            7/6/98     21.25     30,900
            7/7/98     21.13      1,100
            7/8/98     20.81      2,300
            7/9/98     20.50     17,000
           7/10/98     19.75     34,600
           7/13/98     19.88        200
           7/14/98     19.88      5,400
           7/15/98     20.00     12,800
           7/16/98     19.75      8,000
           7/17/98     19.88      9,500
           7/20/98     19.75      3,400
           7/21/98     19.63     60,900
           7/22/98     19.50      3,900
           7/23/98     19.00     26,800
           7/24/98     18.94        700
           7/27/98     18.50      3,800
           7/28/98     18.50      6,200
           7/29/98     18.44     12,100
           7/30/98     18.81     68,800
           7/31/98     18.75      5,100
            8/3/98     18.38      9,500
            8/4/98     17.25     40,900
            8/5/98     16.00    102,700
            8/6/98     16.75     24,300
            8/7/98     18.38     28,700
           8/10/98     19.00     31,200
           8/11/98     18.63      9,400
           8/12/98     19.00     52,400
           8/13/98     18.88      5,500
           8/14/98     19.00      8,600
           8/17/98     19.00     43,800
           8/18/98     19.25        400
           8/19/98     19.50     23,500
           8/20/98     19.50      7,900
           8/21/98     19.25     27,100
           8/24/98     19.50     32,000
           8/25/98     19.44      9,700
           8/26/98     19.19     70,200
           8/27/98     18.25      6,100
           8/28/98     17.69     39,500
           8/31/98     17.13     44,800
            9/1/98     16.94     16,900
            9/2/98     17.00     50,600
            9/3/98     16.25      9,800
            9/4/98     15.56     17,900
            9/8/98     15.88     10,100
            9/9/98     15.63      6,900
           9/10/98     15.50      2,500
           9/11/98     15.00      9,800
           9/14/98     15.00     36,700
           9/15/98     15.00     13,800
           9/16/98     15.13     14,200
           9/17/98     15.00      4,100
           9/18/98     15.06      4,500
           9/21/98     15.25      2,700
           9/22/98     15.56      3,000
           9/23/98     15.75      1,900
           9/24/98     15.75      1,300
           9/25/98     16.00     73,200
           9/28/98     16.13      2,700
           9/29/98     16.25      1,100
           9/30/98     16.38        500
           10/1/98     16.25      9,500
           10/2/98     16.19      3,000
           10/5/98     16.19      6,900
           10/6/98     16.19      6,600
           10/7/98     15.81     32,600
           10/8/98     14.13     28,300
           10/9/98     14.13     36,200
          10/12/98     14.50     27,300
          10/13/98     14.50      1,000
          10/14/98     14.38      2,000
          10/15/98     14.38     12,900
          10/16/98     14.69    107,300
          10/19/98     14.38     25,900
          10/20/98     14.00     66,000
          10/21/98     14.00     45,000
          10/22/98     14.50    117,600
          10/23/98     15.25     13,800
          10/26/98     15.81     12,900
          10/27/98     16.00     14,800
          10/28/98     15.75      8,100
          10/29/98     15.69     25,700
          10/30/98     15.56     30,800
           11/2/98     16.00     13,800
           11/3/98     17.00      8,400
           11/4/98     18.25     22,500
           11/5/98     18.75      9,800
           11/6/98     18.88     23,800
           11/9/98     19.25     23,800
          11/10/98     19.00     12,200
          11/11/98     18.75      9,200
          11/12/98     18.75      3,300
          11/13/98     18.75      1,000
          11/16/98     18.88      3,000
          11/17/98     18.81      1,800
          11/18/98     19.25      8,300
          11/19/98     19.50      6,200
          11/20/98     19.63        500
          11/23/98     20.00      9,900
          11/24/98     20.13      2,200
          11/25/98     20.25      1,600
          11/27/98     20.25        400
          11/30/98     20.88     11,900
           12/1/98     21.00      8,600
           12/2/98     21.50     55,900
           12/3/98     21.38     44,500
           12/4/98     21.56     15,100
           12/7/98     21.50     13,000
           12/8/98     20.88      7,200
           12/9/98     21.06      5,400
          12/10/98     20.63     17,000
          12/11/98     20.25      3,900
          12/14/98     20.13        400
          12/15/98     20.63     11,800
          12/16/98     20.25      2,400
          12/17/98     19.63      6,000
          12/18/98     19.63      1,400
          12/21/98     19.56      4,900
          12/22/98     19.63      8,300
          12/23/98     18.69      4,700
          12/24/98     18.44      1,600
          12/28/98     18.75      7,900
          12/29/98     19.00      3,300
          12/30/98     18.75      6,400
          12/31/98     18.81     23,700
            1/4/99     18.31      6,200
            1/5/99     18.50      6,500
            1/6/99     18.75      5,200
            1/7/99     18.94      4,400
            1/8/99     18.63      7,200
           1/11/99     18.25      1,500
           1/12/99     18.25      7,000
           1/13/99     18.00     10,400
           1/14/99     18.00      6,300
           1/15/99     18.25      3,100
           1/19/99     18.25        800
           1/20/99     18.38      6,200
           1/21/99     17.75     29,300
           1/22/99     17.38     28,200
           1/25/99     17.50      2,700
           1/26/99     17.50     19,700
           1/27/99     17.75      2,900
           1/28/99     18.00     10,100
           1/29/99     18.38      1,500
            2/1/99     18.44      5,900
            2/2/99     18.38     44,600
            2/3/99     18.25      6,700
            2/4/99     18.56     10,500
            2/5/99     18.50      9,600
            2/8/99     18.44      5,600
            2/9/99     18.31      1,000
           2/10/99     18.25        500
           2/11/99     18.13      9,400
           2/12/99     17.88      6,000
           2/16/99     17.69      2,600
           2/17/99     17.69      1,800
           2/18/99     17.63      1,500
           2/19/99     17.75     11,400
           2/22/99     17.63      3,600
           2/23/99     17.50      1,200
           2/24/99     17.50      3,800
           2/25/99     17.75     20,400
           2/26/99     17.88     21,500
            3/1/99     17.94      1,400
            3/2/99     17.94      1,900
            3/3/99     17.94      6,100
            3/4/99     18.38      9,900
            3/5/99     18.38      2,300
            3/8/99     18.31      5,900
            3/9/99     18.25      4,000
           3/10/99     18.13      2,000
           3/11/99     18.13      3,000
           3/12/99     18.13      5,200
           3/15/99     18.25      2,600
           3/16/99     17.75      8,900
           3/17/99     17.88        700
           3/18/99     17.94      1,400
           3/19/99     15.38     97,300
           3/22/99     14.50     12,300
           3/23/99     14.44      4,300
           3/24/99     14.19      5,700
           3/25/99     14.25      5,600
           3/26/99     14.00     12,200
           3/29/99     13.88     12,400
           3/30/99     14.13      3,600
           3/31/99     14.13      4,400
            4/1/99     14.19      5,200
            4/5/99     14.00      7,500
            4/6/99     13.63      1,800
            4/7/99     13.56      2,900
            4/8/99     13.13     12,700
            4/9/99     13.06     10,000
           4/12/99     12.94      7,100
           4/13/99     12.69     23,200
           4/14/99     12.88     14,400
           4/15/99     13.00     14,200
           4/16/99     14.38     16,900
           4/19/99     15.13     11,400
           4/20/99     15.25      2,300
           4/21/99     15.56      7,700
           4/22/99     15.25     14,100
           4/23/99     15.00      8,400
           4/26/99     15.25      3,900
           4/27/99     15.63     47,800
           4/28/99     15.00      3,800
           4/29/99     15.38      9,100
           4/30/99     16.13     11,500
            5/3/99     16.25      6,700
            5/4/99     16.13     10,500
            5/5/99     15.88      1,900
            5/6/99     15.38      2,700
            5/7/99     15.38     36,000
           5/10/99     16.00      2,900
           5/11/99     16.13      2,600
           5/12/99     16.25      1,600
           5/13/99     16.31      2,900
           5/14/99     16.00      4,300
           5/17/99     15.88      2,900
           5/18/99     15.50      2,900
           5/19/99     15.38      1,600
           5/20/99     15.44      1,400
           5/21/99     15.38        100
           5/24/99     15.13      4,000
           5/25/99     14.38      7,300
           5/26/99     14.31      9,400
           5/27/99     14.25      6,300
           5/28/99     14.25        200
            6/1/99     14.63      4,700
            6/2/99     14.25      2,900
            6/3/99     14.38      1,200
            6/4/99     14.13        300
            6/7/99     14.50      3,700
            6/8/99     14.44          0
            6/9/99     14.50      1,000
           6/10/99     14.25      1,300
           6/11/99     14.50     12,600
           6/14/99     14.13     17,000
           6/15/99     14.06        600
           6/16/99     14.13      9,400
           6/17/99     14.50     17,800
           6/18/99     14.50      1,000
           6/21/99     14.38      1,000
           6/22/99     13.94      3,000
           6/23/99     13.75      2,700
           6/24/99     13.06     10,200
           6/25/99     13.13          0
           6/28/99     12.88     19,100
           6/29/99     12.81      8,800
           6/30/99     12.94      1,300
            7/1/99     11.00     60,700
            7/2/99     10.88     64,400
            7/6/99     10.81     56,100
            7/7/99     10.44     34,700
            7/8/99      9.75     34,800
            7/9/99      9.69     24,300
           7/12/99      9.44     13,000
           7/13/99      8.63    102,900
           7/14/99      8.06    100,500
           7/15/99      8.44    175,700
           7/16/99      8.63     44,600
           7/19/99      8.63     47,600
           7/20/99      8.69      7,400
           7/21/99      8.69      8,100
           7/22/99      8.81     15,800
           7/23/99      9.13     18,900
           7/26/99      9.13     12,100
           7/27/99      9.06     78,600
           7/28/99      9.13     16,800
           7/29/99      8.81     15,800
           7/30/99      9.00     19,100
            8/2/99      9.06      7,500
            8/3/99      8.94      3,700
            8/4/99      8.75     12,100
            8/5/99      8.69      4,300
            8/6/99      8.63      6,100
            8/9/99      8.63      5,800
           8/10/99      8.69     11,300
           8/11/99      8.56     16,700
           8/12/99      8.44     14,700
           8/13/99      8.44     14,400
           8/16/99      8.38      4,900
           8/17/99      8.25     17,700
           8/18/99      8.19      7,200
           8/19/99      7.94     35,700
           8/20/99      7.88      3,000
           8/23/99      7.75     16,100
           8/24/99      7.63     10,700
           8/25/99      7.63      4,400
           8/26/99      7.31     17,600
           8/27/99      7.38      8,400
           8/30/99      7.13      4,000
           8/31/99      6.88      7,500
            9/1/99      6.75     12,500
            9/2/99      6.75      6,000
            9/3/99      6.75      1,200
            9/7/99      7.00     23,600
            9/8/99      7.25     25,100
            9/9/99      7.38     12,500
           9/10/99      7.25      7,500
           9/13/99      7.25     15,600
           9/14/99      7.00      4,600
           9/15/99      6.75     75,200
           9/16/99      6.69      3,000
           9/17/99      6.50     12,800
           9/20/99      6.44     15,900
           9/21/99      6.44      7,100
           9/22/99      5.69     55,800
           9/23/99      5.94     39,100
           9/24/99      5.63     42,000
           9/27/99      5.44     16,000
           9/28/99      5.25     14,800
           9/29/99      4.88     26,600
           9/30/99      5.63     31,100
           10/1/99      5.38     29,900
           10/4/99      5.25     31,100
           10/5/99      5.25      1,000
           10/6/99      5.25      4,200
           10/7/99      5.19      9,300
           10/8/99      5.50     17,200
          10/11/99      5.63     14,800
          10/12/99      5.19     47,600
          10/13/99      5.19     13,900
          10/14/99      5.00     26,200
          10/15/99      5.00     10,800
          10/18/99      4.63     23,900
          10/19/99      5.13     46,800
          10/20/99      5.88     23,100
          10/21/99      6.38     26,200
          10/22/99      6.75     20,600
          10/25/99      7.25     22,600
          10/26/99      7.13     27,300
          10/27/99      7.00     18,300
          10/28/99      5.63     68,100
          10/29/99      4.81     89,000
           11/1/99      4.25    112,100
           11/2/99      4.13     59,700
           11/3/99      4.69     53,700
           11/4/99      4.56     69,700
           11/5/99      4.63      8,800
           11/8/99      4.38     39,400
           11/9/99      4.31     10,600
          11/10/99      4.25     16,700
          11/11/99      4.13      7,500
          11/12/99      4.00     46,400
          11/15/99      3.88     23,500
          11/16/99      3.75     46,400
          11/17/99      3.75     42,100
          11/18/99      3.75     43,300
          11/19/99      3.81     29,700
          11/22/99      3.56     35,800
          11/23/99      3.50    476,800
          11/24/99      3.94     44,700
          11/26/99      4.19     24,400
          11/29/99      4.38     50,400
          11/30/99      4.88     79,900
           12/1/99      5.00     28,000
           12/2/99      5.25     35,100
           12/3/99      6.50     68,200
           12/6/99      6.13     77,100
           12/7/99      6.19     21,100
           12/8/99      5.50     64,600
           12/9/99      5.50     10,100
          12/10/99      5.44     20,500
          12/13/99      5.38     10,500
          12/14/99      5.13     31,300
          12/15/99      5.00      5,600
          12/16/99      4.31     33,400
          12/17/99      4.25     95,700
          12/20/99      4.06     32,500
          12/21/99      4.00     55,600
          12/22/99      3.94     65,400
          12/23/99      4.00     28,600
          12/27/99      3.94     58,000
          12/28/99      4.13     62,700
          12/29/99      4.25     27,000
          12/30/99      4.31     44,900
          12/31/99      4.25     45,000
            1/3/00      4.69     17,900
            1/4/00      5.19     31,400
            1/5/00      5.06     11,300
            1/6/00      5.38     35,600
            1/7/00      5.25     12,000
           1/10/00      5.44     21,600
           1/11/00      5.75     21,000
           1/12/00      5.81      2,300
           1/13/00      5.69     12,200
           1/14/00      5.75     14,200
           1/18/00      5.88     23,600
           1/19/00      6.25     11,100
           1/20/00      5.75     45,100
           1/21/00      5.44     13,600
           1/24/00      5.31     34,100
           1/25/00      4.81     42,900
           1/26/00      4.50     32,500
           1/27/00      5.13     23,800
           1/28/00      5.00     11,800
           1/31/00      5.00     30,400
            2/1/00      5.19     27,600
            2/2/00      5.31      5,300
            2/3/00      5.00     15,500
            2/4/00      5.13     14,400
            2/7/00      5.38      3,500
            2/8/00      5.13      3,900
            2/9/00      5.06      5,700
           2/10/00      5.88    110,800
           2/11/00      5.69     56,000
           2/14/00      5.63     32,900
           2/15/00      5.38     12,400
           2/16/00      5.38     21,200
           2/17/00      5.44      7,600
           2/18/00      5.31      9,600
           2/22/00      5.25      3,500
           2/23/00      5.19      3,700
           2/24/00      5.13      2,100
           2/25/00      5.00      2,300
           2/28/00      4.94      4,300
           2/29/00      5.00      1,000
            3/1/00      5.00      3,500
            3/2/00      5.13     18,400
            3/3/00      5.44     31,900
            3/6/00      5.25      5,800
            3/7/00      5.38      5,700
            3/8/00      5.38      6,400
            3/9/00      5.31      6,300
           3/10/00      5.06     20,900
           3/13/00      4.69     23,000
           3/14/00      4.69      5,200
           3/15/00      4.63     10,200
           3/16/00      4.56      2,500
           3/17/00      4.63     25,600
           3/20/00      4.88     23,300
           3/21/00      5.13     13,400
           3/22/00      4.88      4,700
           3/23/00      4.69     21,900
           3/24/00      4.75      4,200
           3/27/00      4.75     12,400
           3/28/00      4.75      1,500
           3/29/00      4.69      6,500
           3/30/00      4.63     10,300
           3/31/00      4.63        300
            4/3/00      4.63      2,500
            4/4/00      4.50     13,500
            4/5/00      4.50      4,900
            4/6/00      4.25     24,500
            4/7/00      4.44      2,000
           4/10/00      4.75      8,300
           4/11/00      4.69      1,000
           4/12/00      4.69      5,700
           4/13/00      4.75      7,700
           4/14/00      4.69      5,800
           4/17/00      4.38     10,800
           4/18/00      4.38      3,900
           4/19/00      4.63     26,100
           4/20/00      4.88     30,500
           4/24/00      4.81      4,400
           4/25/00      4.81      5,500
           4/26/00      4.50     10,800
           4/27/00      4.69     24,000
           4/28/00      4.56      1,500
            5/1/00      4.50      6,000
            5/2/00      4.50      3,600
            5/3/00      4.50      4,700
            5/4/00      4.81     12,500
            5/5/00      4.69      5,800
            5/8/00      4.81      8,100
            5/9/00      4.75      7,600
           5/10/00      4.56      3,700
           5/11/00      4.56      4,000
           5/12/00      4.69      4,600
           5/15/00      4.75      5,000
           5/16/00      4.69      5,200
           5/17/00      4.56      5,700
           5/18/00      4.75      3,000
           5/19/00      4.81      8,100
           5/22/00      4.56      3,000
           5/23/00      4.38      9,300
           5/24/00      4.31      5,900
           5/25/00      4.31      2,200
           5/26/00      4.44      3,500
           5/30/00      4.31      3,700
           5/31/00      4.50      8,800
            6/1/00      4.38      2,300
            6/2/00      4.38     16,700
            6/5/00      4.56      3,600
            6/6/00      4.44     10,700
            6/7/00      4.38      6,100
            6/8/00      4.38      6,400
            6/9/00      4.44      2,600
           6/12/00      4.50      2,800
           6/13/00      4.44      3,700
           6/14/00      4.44        300
           6/15/00      4.44      1,600
           6/16/00      4.38      8,300
           6/19/00      4.44      3,200
           6/20/00      4.44      8,000
           6/21/00      4.38      3,300
           6/22/00      4.38     36,300
           6/23/00      4.88     31,000
           6/26/00      4.75     12,700
           6/27/00      4.94      4,200
           6/28/00      4.94      5,300
           6/29/00      5.00     20,200
           6/30/00      5.06     45,300
            7/3/00      5.06      9,800
            7/5/00      5.19      3,700
            7/6/00      5.19     11,700
            7/7/00      5.19      8,800
           7/10/00      5.19      1,700
           7/11/00      5.06      1,500
           7/12/00      5.06      1,700
           7/13/00      5.19      3,100
           7/14/00      5.19        800
           7/17/00      5.13      5,900
           7/18/00      5.19      2,100
           7/19/00      5.25      4,000
           7/20/00      5.13      8,300
           7/21/00      5.13      6,600
           7/24/00      5.13        500
           7/25/00      5.38     19,000
           7/26/00      5.13      8,800
           7/27/00      4.94     17,800
           7/28/00      4.88      1,000
           7/31/00      4.88      6,100
            8/1/00      4.88      2,500
            8/2/00      4.81      2,700
            8/3/00      4.75      2,400
            8/4/00      4.69     30,600
            8/7/00      4.69        600
            8/8/00      4.69        800
            8/9/00      4.69      3,500
           8/10/00      4.69      2,000
           8/11/00      4.69      1,000
           8/14/00      4.69        500
           8/15/00      4.69        600
           8/16/00      4.69      1,100
           8/17/00      4.63      2,500
           8/18/00      4.69      1,500
           8/21/00      4.50      9,000
           8/22/00      4.50      5,300
           8/23/00      4.50        500
           8/24/00      4.50      6,100
           8/25/00      4.50      1,600
           8/28/00      4.56        100
           8/29/00      4.50      2,400
           8/30/00      4.50      9,000
           8/31/00      4.38      6,900
            9/1/00      4.38      6,200
            9/5/00      4.31      5,400
            9/6/00      4.19     11,500
            9/7/00      4.25      2,500
            9/8/00      4.25     15,900
           9/11/00      4.25      5,400
           9/12/00      4.31      3,900
           9/13/00      4.38      1,000
           9/14/00      4.44      1,900
           9/15/00      4.31      1,200
           9/18/00      4.25      5,900
           9/19/00      4.13     14,500
           9/20/00      4.13      3,100
           9/21/00      4.13      3,600
           9/22/00      4.00      6,900
           9/25/00      3.75     22,900
           9/26/00      4.00     11,300
           9/27/00      3.81      6,700
           9/28/00      4.00      2,000
           9/29/00      3.94      1,100
           10/2/00      3.94      2,100
           10/3/00      3.81      6,400
           10/4/00      3.81      1,600
           10/5/00      3.69      8,300
           10/6/00      3.75      1,500
           10/9/00      3.75      3,600
          10/10/00      3.56     17,700
          10/11/00      3.50     25,500
          10/12/00      3.44     14,900
          10/13/00      3.38     12,000
          10/16/00      3.44      1,900
          10/17/00      3.25      9,900
          10/18/00      3.13      6,600
          10/19/00      3.19      9,200
          10/20/00      3.00     45,900
          10/23/00      3.00     13,800
          10/24/00      3.00     58,400
          10/25/00      2.94    318,200
          10/26/00      3.00      1,500
          10/27/00      3.00      8,700
          10/30/00      3.13        500
          10/31/00      3.00      3,300
           11/1/00      3.00        100
           11/2/00      3.13      6,000
           11/3/00      3.19      2,500
           11/6/00      3.00      7,000
           11/7/00      3.13     10,800
           11/8/00      3.06      6,700
           11/9/00      3.31      6,200
          11/10/00      3.25      7,100
          11/13/00      3.13      5,400
          11/14/00      3.13      1,700
          11/15/00      3.06     22,300
          11/16/00      3.00     15,800
          11/17/00      3.13     15,000
          11/20/00      3.63     15,200
          11/21/00      3.56     10,900
          11/22/00      3.50     22,800
          11/24/00      3.38      4,700
          11/27/00      3.06     22,000
          11/28/00      3.13     12,100
          11/29/00      3.13      5,400
          11/30/00      3.19     15,900
           12/1/00      3.06     14,300
           12/4/00      2.94     14,800
           12/5/00      3.00     85,000
           12/6/00      2.88      6,300
           12/7/00      3.00      6,600
           12/8/00      3.25     38,800
          12/11/00      3.38     15,900
          12/12/00      3.00     33,900
          12/13/00      3.00      3,900
          12/14/00      3.00     23,600
          12/15/00      3.13      4,100
          12/18/00      3.19     29,300
          12/19/00      3.19      9,800
          12/20/00      3.13     12,300
          12/21/00      3.06      8,500
          12/22/00      3.06     19,700
          12/26/00      3.13     58,200
          12/27/00      3.25     22,900
          12/28/00      3.06     17,500
          12/29/00      3.06     68,600
            1/2/01      3.06      3,400
            1/3/01      3.13     21,600
            1/4/01      3.19      1,800
            1/5/01      3.25      9,400
            1/8/01      3.25      3,400
            1/9/01      3.25     11,600
           1/10/01      3.44     15,600
           1/11/01      3.44      1,100
           1/12/01      3.44      7,500
           1/16/01      3.50      8,900
           1/17/01      3.38     14,100
           1/18/01      3.25     18,000
           1/19/01      3.63     27,900
           1/22/01      3.69      8,800
           1/23/01      3.75      7,000
           1/24/01      3.75        200
           1/25/01      3.81      5,100
           1/26/01      4.06      4,900
           1/29/01      4.35     18,500
           1/30/01      4.74     37,300
           1/31/01      4.76      9,500
            2/1/01      4.68      1,800
            2/2/01      4.75      2,900
            2/5/01      4.75      3,600
            2/6/01      4.52     11,400
            2/7/01      4.50      4,200
            2/8/01      4.65      8,100
            2/9/01      4.50      5,200
           2/12/01      4.30     10,000
           2/13/01      4.10      4,400
           2/14/01      4.10        400
           2/15/01      4.05      2,700
           2/16/01      3.68     24,400
           2/20/01      3.70      4,200
           2/21/01      3.67        500
           2/22/01      3.64      3,000
           2/23/01      3.70        100
           2/26/01      3.70      2,600
           2/27/01      3.70      2,400
           2/28/01      3.70        600
            3/1/01      3.75      8,100
            3/2/01      3.70      3,400
            3/5/01      3.70        200
            3/6/01      3.79      1,600
            3/7/01      3.80      2,000
            3/8/01      3.78      1,000
            3/9/01      3.83          0
           3/12/01      3.80      1,700
           3/13/01      3.90      4,300
           3/14/01      3.90      1,300
           3/15/01      3.90      6,000
           3/16/01      3.85      1,400
           3/19/01      3.85        200
           3/20/01      3.85        100
           3/21/01      3.85        200
           3/22/01      3.75      4,000
           3/23/01      3.75      2,300
           3/26/01      3.70      3,500
           3/27/01      3.74      2,000
           3/28/01      3.90      4,600
           3/29/01      3.80      1,400
           3/30/01      4.00      6,200
            4/2/01      3.90      1,600
            4/3/01      4.00     14,600
            4/4/01      4.00      2,700
            4/5/01      3.85      1,700
            4/6/01      3.98      7,000
            4/9/01      4.00     25,500
           4/10/01      4.10     48,200
           4/11/01      4.03        300
           4/12/01      3.94      1,600
           4/16/01      4.02        800
           4/17/01      3.91        500
           4/18/01      3.90      9,200
           4/19/01      3.90      3,100
           4/20/01      3.85      7,500
           4/23/01      4.00     53,500
           4/24/01      3.90     25,700
           4/25/01      3.95      1,100
           4/26/01      3.90      2,800
           4/27/01      4.00     12,500
           4/30/01      3.90      1,300
            5/1/01      4.00     51,300
            5/2/01      3.99      9,300
            5/3/01      3.99        300
            5/4/01      4.00    116,900
            5/7/01      3.95      1,200
            5/8/01      3.90      1,600
            5/9/01      3.95      2,100
           5/10/01      3.98      2,000
           5/11/01      3.90     13,200
           5/14/01      3.85        500
           5/15/01      3.85        600
           5/16/01      3.82        100
           5/17/01      3.86      1,400
           5/18/01      3.92     18,500
           5/21/01      3.84      9,800
           5/22/01      4.00     15,000
           5/23/01      4.00     76,800
           5/24/01      4.00      4,100
           5/25/01      4.11      4,800
           5/29/01      4.15      6,900
           5/30/01      4.50     19,800
           5/31/01      5.20     38,000
            6/1/01      5.31     13,800
            6/4/01      5.30      4,600
            6/5/01      5.17     10,900
            6/6/01      4.86     12,100
            6/7/01      5.00     82,800

                                                     ---------------------------
37                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Relative Recent Stock Performance - Last Six Months
--------------------------------------------------------------------------------

Daily from December 7, 2000 - June 7, 2001


                          [INDEXED PRICES LINE GRAPH]

DATE              SDP             S&P500       PEER GROUP
 12/7/00          100.00          100.00          100.00
 12/8/00          108.33          101.96          100.86
12/11/00          112.50          102.73          102.58
12/12/00          100.00          102.06          105.24
12/13/00          100.00          101.22          105.31
12/14/00          100.00           99.81          105.28
12/15/00          104.17           97.66          104.79
12/18/00          106.25           98.45          107.13
12/19/00          106.25           97.18          110.55
12/20/00          104.17           94.13          109.76
12/21/00          102.08           94.89          114.82
12/22/00          102.08           97.20          118.98
12/26/00          104.17           97.89          119.70
12/27/00          108.33           98.91          124.47
12/28/00          102.08           99.31          124.33
12/29/00          102.08           98.27          124.41
  1/2/01          102.08           95.51          124.92
  1/3/01          104.17          100.30          127.60
  1/4/01          106.25           99.24          128.43
  1/5/01          108.33           96.64          125.82
  1/8/01          108.33           96.45          125.64
  1/9/01          108.33           96.82          126.47
 1/10/01          114.58           97.75          125.23
 1/11/01          114.58           98.75          124.10
 1/12/01          114.58           98.12          124.89
 1/16/01          116.67           98.74          123.81
 1/17/01          112.50           98.95          123.57
 1/18/01          108.33          100.33          121.51
 1/19/01          120.83           99.92          121.94
 1/22/01          122.92           99.95          121.57
 1/23/01          125.00          101.25          119.81
 1/24/01          125.00          101.54          120.24
 1/25/01          127.08          101.04          120.08
 1/26/01          135.42          100.85          119.08
 1/29/01          145.00          101.53          118.40
 1/30/01          158.00          102.25          119.47
 1/31/01          158.67          101.67          121.03
  2/1/01          156.00          102.23          120.55
  2/2/01          158.33          100.44          120.57
  2/5/01          158.33          100.80          121.49
  2/6/01          150.67          100.65          122.87
  2/7/01          150.00           99.80          125.16
  2/8/01          155.00           99.18          125.68
  2/9/01          150.00           97.86          125.23
 2/12/01          143.33           99.01          126.43
 2/13/01          136.67           98.16          127.68
 2/14/01          136.67           97.94          127.31
 2/15/01          135.00           98.74          128.71
 2/16/01          122.67           96.87          128.88
 2/20/01          123.33           95.19          131.97
 2/21/01          122.33           93.43          132.19
 2/22/01          121.33           93.25          129.84
 2/23/01          123.33           92.73          127.67
 2/26/01          123.33           94.35          129.57
 2/27/01          123.33           93.63          128.78
 2/28/01          123.33           92.29          127.80
  3/1/01          125.00           92.38          127.94
  3/2/01          123.33           91.86          128.88
  3/5/01          123.33           92.40          129.79
  3/6/01          126.33           93.32          129.79
  3/7/01          126.67           93.92          129.34
  3/8/01          126.00           94.13          129.71
  3/9/01          127.50           91.80          128.16
 3/12/01          126.67           87.84          126.58
 3/13/01          130.00           89.14          126.04
 3/14/01          130.00           86.84          122.58
 3/15/01          130.00           87.35          123.99
 3/16/01          128.33           85.63          121.02
 3/19/01          128.33           87.14          122.71
 3/20/01          128.33           85.04          122.20
 3/21/01          128.33           83.52          118.71
 3/22/01          125.00           83.18          117.98
 3/23/01          125.00           84.84          116.93
 3/26/01          123.33           85.79          121.29
 3/27/01          124.67           87.99          122.39
 3/28/01          130.00           85.84          122.91
 3/29/01          126.67           85.44          121.47
 3/30/01          133.33           86.36          122.96
  4/2/01          130.00           85.29          123.42
  4/3/01          133.33           82.35          120.44
  4/4/01          133.33           82.11          123.14
  4/5/01          128.33           85.70          127.29
  4/6/01          132.67           83.99          126.16
  4/9/01          133.33           84.67          127.56
 4/10/01          136.67           86.96          129.99
 4/11/01          134.33           86.78          127.28
 4/12/01          131.33           88.09          128.84
 4/16/01          134.00           87.80          130.14
 4/17/01          130.33           88.71          130.17
 4/18/01          130.00           92.16          133.96
 4/19/01          130.00           93.31          132.18
 4/20/01          128.33           92.51          131.56
 4/23/01          133.33           91.13          131.24
 4/24/01          130.00           90.02          129.13
 4/25/01          131.67           91.46          128.58
 4/26/01          130.00           91.88          128.70
 4/27/01          133.33           93.26          128.84
 4/30/01          130.00           93.00          129.26
  5/1/01          133.33           94.26          129.47
  5/2/01          133.00           94.33          130.06
  5/3/01          133.00           92.93          128.83
  5/4/01          133.33           94.27          129.17
  5/7/01          131.67           94.04          130.07
  5/8/01          130.00           93.87          130.86
  5/9/01          131.67           93.45          130.19
 5/10/01          132.67           93.42          131.08
 5/11/01          130.00           92.71          130.42
 5/14/01          128.33           92.96          130.80
 5/15/01          128.33           93.00          131.72
 5/16/01          127.33           95.64          135.75
 5/17/01          128.67           95.90          135.55
 5/18/01          130.67           96.16          135.25
 5/21/01          128.00           97.71          134.69
 5/22/01          133.33           97.46          134.59
 5/23/01          133.33           95.94          134.46
 5/24/01          133.33           96.25          135.40
 5/25/01          137.00           95.11          135.62
 5/29/01          138.33           94.37          136.13
 5/30/01          150.00           92.89          135.95
 5/31/01          173.33           93.47          136.94
  6/1/01          177.00           93.83          136.33
  6/4/01          176.67           94.31          137.79
  6/5/01          172.33           95.54          140.72
  6/6/01          162.00           94.53          140.63
  6/7/01          166.67           95.04          141.26

* Peer Group includes: AIT, B, GPC, HDL, IDG, SORC.
Indexed prices are market cap. weighted.

                                                     ---------------------------
38                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------

STOCK PREMIUM ANALYSIS

                                                     ---------------------------
                                                       JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Premium Analysis
--------------------------------------------------------------------------------

        - In order to compare Allied's offer price of $10.375 to comparable transactions, purchase price premiums for transactions with the following characteristics were analyzed:

                        -       The target company was a publicly traded entity

                        - The transaction was completed within the last six months

                        - The target company had a market capitalization between $50 million and $200 million.


        - 10 transactions were found, and the average purchase price premium four weeks prior to announcement was approximately 38%. The chart on the following page illustrates the number of transactions that fell within various premium ranges.

        - The proposed purchase price per share of $10.375 represents a 105% premium over SunSource's closing price of $5.05 on June 14th, and a 171% premium over SunSource's average closing price over the past six months of $3.83.

                                                     ---------------------------
40                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

Stock Premium Analysis
Market Capitalization Between $50 -$200 Million
--------------------------------------------------------------------------------

               HISTOGRAM FOR PURCHASE PREMIUMS FOUR WEEKS PRIOR TO
                                  ANNOUNCEMENT

                                  [BAR CHART]


     PURCHASE PREMIUM            NUMBER OF ACQUISITIONS
     <10%                        2
     10 to 25%                   1
     25 to 50%                   4
     50 to 75%                   1
     75 to 100%                  1
     >100%                       1

                                                         -----------------------
41                                                       JANNEY MONTGOMERY SCOTT
                                                         =======================

Stock Price Premium Analysis
--------------------------------------------------------------------------------


SUNSOURCE, INC.
========================================================================================================================

M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
------------------------------------------------------------------------------------------------------------------------

                                      TARGET
COMPLETION     TARGET                 BUSINESS                  ACQUIROR                    TRANSACTION     ENTERPRISE
      DATE     FULL NAME              DESCRIPTION               FULL NAME                    VALUE (mm)     VALUE (mm)
------------------------------------------------------------------------------------------------------------------------
31 May 2001    Hallwood Energy Corp.  Explores, acquires        Pure Resources, Inc.           $  221.0      $   221.0
                                      and develops oil
                                      and gas properties.

31 May 2001    E.W. Blanch            Provides integrated       Benfield Greig Group Plc          224.3          224.3
               Holdings, Inc.         risk management
                                      and distribution
                                      services.

21 May 2001    USA Detergents, Inc.   Manufactures laundry      Church & Dwight Co., Inc.         127.3          142.5
                                      and household
                                      cleaning products

18 May 2001    InterContinental       Administers existing      Financial Industries Corp.         78.5          151.0
               Life Corp.             portfolios of
                                      individual and group
                                      life and health
                                      insurance, credit
                                      life, and disability
                                      and annuity products.

11 May 2001    Barringer              Develops analytical       Smiths Group Plc                   87.0           87.0
               Technologies, Inc.     instruments.

10 May 2001    ASI Solutions Inc.     Provides human            Aon Corp.                         107.0          107.0
                                      resources outsourcing.

01 May 2001    Sequoia Software       XML-based Internet        Citrix Systems, Inc.              173.6          173.6
               Corp.                  infrastructure
                                      software for creating
                                      interactive e-business
                                      portals.

30 Apr 2001    Kenan Transport Co.    Provides transportation   Advantage Management               87.5           87.5
                                      services.                 Group, Inc.

20 Apr 2001    Allergan Specialty     Researches, develops      Allergan, Inc.                     71.0           71.0
               Therapeutics, Inc.     human pharmaceuticals
                                      products.

16 Feb 2001    Robinson Nugent, Inc.  Designs, manufactures,    3M                                121.5          121.5
                                      and markets electronic
                                      connectors, integrated
                                      circuit sockets, and
                                      cable assembles.


                                                                                              TARGET PRICE PRIOR
                                                                                                TO ANNOUNCEMENT
                                      TARGET                                              -----------------------------
COMPLETION     TARGET                 BUSINESS                  ACQUIROR
      DATE     FULL NAME              DESCRIPTION               FULL NAME                  1 MONTH    1 WEEK      1 DAY
--------------------------------------------------------------------------------------------------------------------------
31 May 2001    Hallwood Energy Corp.  Explores, acquires        Pure Resources, Inc.        $ 9.34    $ 9.50    $  9.03
                                      and develops oil
                                      and gas properties.

31 May 2001    E.W. Blanch            Provides integrated       Benfield Greig Group Plc      9.40      7.26       7.75
               Holdings, Inc.         risk management
                                      and distribution
                                      services.

21 May 2001    USA Detergents, Inc.   Manufactures laundry      Church & Dwight Co., Inc.     4.47      4.81       5.81
                                      and household
                                      cleaning products

18 May 2001    InterContinental       Administers existing      Financial Industries Corp.    9.25      9.88      10.75
               Life Corp.             portfolios of
                                      individual and group
                                      life and health
                                      insurance, credit
                                      life, and disability
                                      and annuity products.

11 May 2001    Barringer              Develops analytical       Smiths Group Plc              9.94      9.47      10.00
               Technologies, Inc.     instruments.

10 May 2001    ASI Solutions Inc.     Provides human            Aon Corp.                    18.00     11.50      11.50
                                      resources outsourcing.

01 May 2001    Sequoia Software       XML-based Internet        Citrix Systems, Inc.          3.09      3.47       5.00
               Corp.                  infrastructure
                                      software for creating
                                      interactive e-business
                                      portals.

30 Apr 2001    Kenan Transport Co.    Provides transportation   Advantage Management         25.00     24.13      26.50
                                      services.                 Group, Inc.

20 Apr 2001    Allergan Specialty     Researches, develops      Allergan, Inc.               20.50     21.28      22.00
               Therapeutics, Inc.     human pharmaceuticals
                                      products.

16 Feb 2001    Robinson Nugent, Inc.  Designs, manufactures,    3M                           16.81     15.69      16.63
                                      and markets electronic
                                      connectors, integrated
                                      circuit sockets, and
                                      cable assembles.


                                                                                                  PREMIUM (%) PRICE
                                                                                                   TO ANNOUNCEMENT
                                      TARGET                                                -----------------------------
COMPLETION     TARGET                 BUSINESS                  ACQUIROR
      DATE     FULL NAME              DESCRIPTION               FULL NAME                   1 DAY     1 WEEK    1 MONTH
-----------------------------------------------------------------------------------------------------------------------
31 May 2001    Hallwood Energy Corp.  Explores, acquires        Pure Resources, Inc.         38.4       31.6       33.8
                                      and develops oil
                                      and gas properties.

31 May 2001    E.W. Blanch            Provides integrated       Benfield Greig Group Plc     74.2       86.0       43.6
               Holdings, Inc.         risk management
                                      and distribution
                                      services.

21 May 2001    USA Detergents, Inc.   Manufactures laundry      Church & Dwight Co., Inc.    20.4       45.5       56.6
                                      and household
                                      cleaning products

18 May 2001    InterContinental       Administers existing      Financial Industries Corp.   72.9       88.3      101.0
               Life Corp.             portfolios of
                                      individual and group
                                      life and health
                                      insurance, credit
                                      life, and disability
                                      and annuity products.

11 May 2001    Barringer              Develops analytical       Smiths Group Plc             10.5       16.7       11.2
               Technologies, Inc.     instruments.

10 May 2001    ASI Solutions Inc.     Provides human            Aon Corp.                    25.4       25.4      -19.9
                                      resources outsourcing.

01 May 2001    Sequoia Software       XML-based Internet        Citrix Systems, Inc.         12.8       62.6       82.3
               Corp.                  infrastructure
                                      software for creating
                                      interactive e-business
                                      portals.

30 Apr 2001    Kenan Transport Co.    Provides transportation   Advantage Management         32.1       45.1       40.0
                                      services.                 Group, Inc.

20 Apr 2001    Allergan Specialty     Researches, develops      Allergan, Inc.               -1.4        2.0        5.9
               Therapeutics, Inc.     human pharmaceuticals
                                      products.

16 Feb 2001    Robinson Nugent, Inc.  Designs, manufactures,    3M                           31.1       39.0       29.7
                                      and markets electronic
                                      connectors, integrated
                                      circuit sockets, and
                                      cable assembles.

            ---------------------------------------------------------------------------------
            AVERAGE             129.9   138.6   12.58   11.70   12.50   31.6    44.2    38.4
            MEDIAN              114.3   132.0    9.67    9.69   10.38   28.3    42.0    36.9
            LOW                  71.0    71.0    3.09    3.47    5.00   (1.4)    2.0   (19.9)
            HIGH                224.3   224.3   24.13   24.13   26.50   74.2    88.3   101.0
            ---------------------------------------------------------------------------------


                                                --------------------------
42                                               JANNEY MONTGOMERY SCOTT
                                                ==========================

--------------------------------------------------------------------------------
OVERVIEW OF ALLIED CAPITAL CORPORATION

                                                         -----------------------
                                                         JANNEY MONTGOMERY SCOTT
                                                         =======================

Allied Capital Corporation Overview
--------------------------------------------------------------------------------

- Allied Capital Corporation ("Allied") is a Washington D.C. based company that was founded in 1958 and has been public since 1960 (NYSE: ALD.) Its market capitalization is approximately $2.2 billion; the stock currently trades at approximately $24, representing P/E ratios of approximately
        11.5 times LTM net income, 10.8 times the average 2001 analyst estimate of $2.23 per share, and 9.6 times the average 2002 analyst estimate of $2.51 per share.

- Allied is a business development company that provides private investment capital to private and public companies in a variety of industries throughout the U.S. Investment activity is focused in two areas: private finance and commercial real estate finance.

- Over 70% of Allied's investments are in the private finance sector, and are generally used to fund growth, buyouts, acquisitions, recapitalizations, and bridge financings. Allied's investments typically range in size from $5 million to $30 million, and are generally structured as unsecured, subordinated loans with equity features such as warrants or options. Allied also maintains a small portfolio of commercial real estate loans.

- Allied experienced strong growth in 2000 driven by strong originations, but during the first quarter of 2001, buyout and private finance activity across the industry slowed largely due to credit tightening among senior lenders.

                                                         -----------------------
44                                                       JANNEY MONTGOMERY SCOTT
                                                         =======================

ALD - Analysts' Opinions and Earnings Estimates
--------------------------------------------------------------------------------

                                                      2001      2002
ORGANIZATION                         OPINION      ESTIMATE  ESTIMATE
--------------------------------------------------------------------
Merrill Lynch                        Strong Buy    $  2.27    $ 2.50
BB&T Capital Markets                 Strong Buy       2.25      2.59
U.S. Bancorp Piper Jaffray           Strong Buy       2.25      2.58
Wells Fargo Van Kasper               Strong Buy       2.23        --
First Union Securities               Strong Buy       2.20        --
Hilliard Lyons                       Strong Buy       2.20        --
Jolson Merchant Partners             Strong Buy       2.20      2.50

Banc of America Securities           Buy              2.32      2.70
Friedman, Billings, Ramsey & Co.     Buy              2.25      2.50
William Blair & Company              Buy              2.25        --
Ferris, Baker Watts & Co.            Buy              2.19      2.44

A.G. Edwards & Sons                  Hold             2.20      2.35
Davenport & Company                  Hold             2.20      2.50
Robertson Stephens                   Hold             2.17      2.40
                                                   -------    ------

                                     Average       $  2.23    $ 2.51

                                                         -----------------------
45                                                       JANNEY MONTGOMERY SCOTT
                                                         =======================

ALD - Stock Performance
--------------------------------------------------------------------------------

                       [3 YEAR STOCK PRICE LINE GRAPH]

                          [3 YEAR VOLUME LINE GRAPH]


DATE                 PRICE        VOLUME
  5/28/98            24.25          193,300
  5/29/98            24.25          174,600
   6/1/98            24.50          190,100
   6/2/98            25.00           64,900
   6/3/98            25.13           86,600
   6/4/98            26.00          148,200
   6/5/98            25.88           98,600
   6/8/98            25.38          225,400
   6/9/98            24.94           89,300
  6/10/98            24.63           62,100
  6/11/98            25.00           95,900
  6/12/98            24.25          115,300
  6/15/98            22.88          241,300
  6/16/98            22.13          403,900
  6/17/98            22.63          331,000
  6/18/98            21.75          438,000
  6/19/98            23.50          993,700
  6/22/98            23.94          346,300
  6/23/98            23.88          319,500
  6/24/98            24.50          136,100
  6/25/98            24.25          149,200
  6/26/98            23.75          217,800
  6/29/98            25.13          214,600
  6/30/98            24.50          147,100
   7/1/98            24.56          138,200
   7/2/98            24.50           45,500
   7/6/98            24.06          126,000
   7/7/98            23.75           63,700
   7/8/98            24.50          198,100
   7/9/98            24.81          202,600
  7/10/98            22.94          611,500
  7/13/98            23.25          176,800
  7/14/98            23.75          239,800
  7/15/98            22.88          203,000
  7/16/98            24.25          178,100
  7/17/98            23.94           82,100
  7/20/98            23.63           71,300
  7/21/98            22.75          115,500
  7/22/98            22.94          109,400
  7/23/98            21.63          392,700
  7/24/98            21.25          144,100
  7/27/98            20.69          204,000
  7/28/98            19.88          378,800
  7/29/98            20.38          672,600
  7/30/98            21.38          178,600
  7/31/98            21.63          142,400
   8/3/98            22.13          224,500
   8/4/98            21.25          195,700
   8/5/98            21.38          270,300
   8/6/98            20.94           53,600
   8/7/98            21.25           90,100
  8/10/98            21.06           79,500
  8/11/98            19.88          153,800
  8/12/98            20.00          250,600
  8/13/98            20.13           77,400
  8/14/98            19.88           86,400
  8/17/98            19.63          145,000
  8/18/98            20.31          190,900
  8/19/98            19.75           90,300
  8/20/98            19.75          151,200
  8/21/98            18.69          189,700
  8/24/98            19.00          286,400
  8/25/98            18.63          272,100
  8/26/98            16.94          562,200
  8/27/98            16.00          661,800
  8/28/98            16.81          522,400
  8/31/98            16.00          326,700
   9/1/98            17.06          517,300
   9/2/98            17.88          318,100
   9/3/98            17.19          153,600
   9/4/98            17.25          194,500
   9/8/98            17.88          322,400
   9/9/98            17.00          281,200
  9/10/98            16.38          304,100
  9/11/98            16.06          250,100
  9/14/98            16.13          267,000
  9/15/98            16.06          340,600
  9/16/98            15.50          302,100
  9/17/98            15.88          218,600
  9/18/98            15.63          330,400
  9/21/98            15.25          155,700
  9/22/98            15.19          392,100
  9/23/98            15.19          352,000
  9/24/98            15.19          313,100
  9/25/98            14.94          413,600
  9/28/98            15.94          518,500
  9/29/98            18.00          324,900
  9/30/98            17.75          147,400
  10/1/98            17.63          227,700
  10/2/98            17.13          172,800
  10/5/98            15.63          406,600
  10/6/98            14.63          432,300
  10/7/98            12.88        1,241,500
  10/8/98            12.50          811,100
  10/9/98            15.13          609,400
 10/12/98            14.75          404,700
 10/13/98            14.75          170,000
 10/14/98            15.50          212,000
 10/15/98            15.38          233,500
 10/16/98            16.44          294,200
 10/19/98            16.63          163,700
 10/20/98            16.75          226,800
 10/21/98            17.38          158,800
 10/22/98            17.38          135,700
 10/23/98            17.19          120,900
 10/26/98            17.88          159,300
 10/27/98            16.88          228,100
 10/28/98            17.19          127,500
 10/29/98            17.88          220,300
 10/30/98            18.75          319,500
  11/2/98            18.88          170,400
  11/3/98            18.88           83,800
  11/4/98            18.88          126,800
  11/5/98            18.44          118,300
  11/6/98            18.00           75,900
  11/9/98            18.00           92,500
 11/10/98            17.88          131,000
 11/11/98            17.25          146,600
 11/12/98            17.25          124,000
 11/13/98            16.75          168,400
 11/16/98            16.94          251,600
 11/17/98            16.94          210,800
 11/18/98            17.06          219,200
 11/19/98            17.44        1,039,700
 11/20/98            17.00          745,700
 11/23/98            17.00          446,000
 11/24/98            17.06          334,200
 11/25/98            17.56          175,900
 11/27/98            17.75           60,300
 11/30/98            18.00          547,200
  12/1/98            18.00           98,600
  12/2/98            17.94          152,200
  12/3/98            18.00          181,800
  12/4/98            17.94          204,700
  12/7/98            17.94          252,100
  12/8/98            17.88          153,400
  12/9/98            17.44          273,100
 12/10/98            17.19          111,800
 12/11/98            17.69          164,700
 12/14/98            17.13          214,900
 12/15/98            17.13          293,800
 12/16/98            17.06          268,100
 12/17/98            17.38          239,200
 12/18/98            17.56          164,400
 12/21/98            16.88          204,800
 12/22/98            17.19          234,500
 12/23/98            17.13          132,800
 12/24/98            17.00          110,500
 12/28/98            17.13          136,400
 12/29/98            17.19          126,300
 12/30/98            17.25          141,800
 12/31/98            17.31           67,100
   1/4/99            18.25          197,200
   1/5/99            18.00          158,800
   1/6/99            18.00          251,600
   1/7/99            17.88          118,700
   1/8/99            18.06          148,300
  1/11/99            18.00          150,000
  1/12/99            18.00          227,000
  1/13/99            17.69          243,300
  1/14/99            17.63           93,400
  1/15/99            17.53          111,500
  1/19/99            17.75          224,900
  1/20/99            17.94          437,100
  1/21/99            17.94          278,500
  1/22/99            18.00           99,600
  1/25/99            17.94          144,400
  1/26/99            18.00          261,900
  1/27/99            18.00          189,600
  1/28/99            17.94          229,400
  1/29/99            18.00          105,200
   2/1/99            17.25          135,100
   2/2/99            17.75          280,700
   2/3/99            17.75          100,200
   2/4/99            17.13          204,700
   2/5/99            17.06           84,900
   2/8/99            17.00           80,000
   2/9/99            16.88           79,100
  2/10/99            16.88           87,300
  2/11/99            16.94          131,100
  2/12/99            17.00           53,600
  2/16/99            17.13          132,500
  2/17/99            17.00           57,900
  2/18/99            16.94          177,900
  2/19/99            17.00          136,400
  2/22/99            16.81          357,900
  2/23/99            16.75          268,300
  2/24/99            17.00          326,200
  2/25/99            17.03          551,100
  2/26/99            17.63          564,600
   3/1/99            19.06          506,500
   3/2/99            19.31          278,700
   3/3/99            19.56          160,800
   3/4/99            20.00          196,500
   3/5/99            19.69          175,700
   3/8/99            19.56          144,500
   3/9/99            19.13          202,400
  3/10/99            19.00          130,100
  3/11/99            19.25          472,000
  3/12/99            18.97          200,100
  3/15/99            18.75          159,300
  3/16/99            18.00        1,122,100
  3/17/99            17.94          356,400
  3/18/99            17.94          273,000
  3/19/99            18.00          166,300
  3/22/99            17.88          246,300
  3/23/99            17.56          323,800
  3/24/99            17.88          179,900
  3/25/99            18.75          437,400
  3/26/99            18.56          148,500
  3/29/99            18.50          331,000
  3/30/99            18.06           93,100
  3/31/99            18.38           85,900
   4/1/99            18.69          292,600
   4/5/99            18.50           88,200
   4/6/99            18.25          118,100
   4/7/99            17.63          155,300
   4/8/99            17.20          190,500
   4/9/99            17.03          181,900
  4/12/99            17.31          137,200
  4/13/99            17.25          270,600
  4/14/99            17.06          298,400
  4/15/99            17.13          195,400
  4/16/99            18.06          173,700
  4/19/99            18.13          216,200
  4/20/99            18.00          150,000
  4/21/99            18.00          104,000
  4/22/99            18.00          103,600
  4/23/99            18.06           56,600
  4/26/99            18.13          108,700
  4/27/99            18.38          414,200
  4/28/99            18.19          305,700
  4/29/99            17.94          146,700
  4/30/99            18.00          138,300
   5/3/99            17.88          112,800
   5/4/99            18.00          130,900
   5/5/99            17.69          113,600
   5/6/99            17.44          249,000
   5/7/99            17.56          207,000
  5/10/99            17.44          308,800
  5/11/99            18.69          750,300
  5/12/99            19.25          431,300
  5/13/99            19.00          196,800
  5/14/99            18.88          257,600
  5/17/99            18.94          167,400
  5/18/99            18.91          132,000
  5/19/99            18.75          174,800
  5/20/99            18.94          182,300
  5/21/99            19.13          173,300
  5/24/99            18.75          159,600
  5/25/99            18.63          167,000
  5/26/99            18.75          605,000
  5/27/99            18.50           58,700
  5/28/99            18.63          117,800
   6/1/99            18.75           41,300
   6/2/99            18.25           91,600
   6/3/99            18.81           94,400
   6/4/99            18.94           45,900
   6/7/99            19.00           69,600
   6/8/99            18.94           99,200
   6/9/99            19.19          100,700
  6/10/99            19.06           59,700
  6/11/99            18.81           78,900
  6/14/99            19.25          242,900
  6/15/99            19.56          131,400
  6/16/99            19.38          129,600
  6/17/99            19.50          125,800
  6/18/99            20.38          331,000
  6/21/99            20.69          198,600
  6/22/99            20.88          283,300
  6/23/99            21.50          292,800
  6/24/99            20.75          139,800
  6/25/99            20.63          122,500
  6/28/99            20.13          170,000
  6/29/99            21.38          331,100
  6/30/99            24.00        1,037,500
   7/1/99            23.00          707,700
   7/2/99            22.50          231,300
   7/6/99            23.00          500,400
   7/7/99            22.75          335,600
   7/8/99            22.19          304,400
   7/9/99            22.25          252,000
  7/12/99            22.38          219,100
  7/13/99            21.56          457,100
  7/14/99            22.00          307,100
  7/15/99            22.56          192,100
  7/16/99            22.50          293,500
  7/19/99            22.00          134,100
  7/20/99            22.00          137,900
  7/21/99            22.00          139,700
  7/22/99            22.00          125,900
  7/23/99            21.94          103,700
  7/26/99            21.38          131,900
  7/27/99            22.50          203,700
  7/28/99            22.19          114,600
  7/29/99            23.19          289,000
  7/30/99            22.50          169,600
   8/2/99            22.50          134,700
   8/3/99            22.06          147,700
   8/4/99            21.50          119,000
   8/5/99            21.13          198,800
   8/6/99            20.63          116,000
   8/9/99            21.13          182,600
  8/10/99            21.63          245,900
  8/11/99            22.06          314,800
  8/12/99            22.88          354,000
  8/13/99            23.25          275,600
  8/16/99            23.19          358,300
  8/17/99            22.88          298,800
  8/18/99            21.75          321,800
  8/19/99            21.38          172,500
  8/20/99            21.88          172,300
  8/23/99            22.56          146,700
  8/24/99            22.56          111,700
  8/25/99            22.38          134,200
  8/26/99            22.25           72,400
  8/27/99            22.00           84,500
  8/30/99            22.13          264,400
  8/31/99            22.59          122,900
   9/1/99            22.56          198,100
   9/2/99            22.13          159,600
   9/3/99            22.06          131,700
   9/7/99            22.19          120,400
   9/8/99            22.06          214,200
   9/9/99            21.59          141,400
  9/10/99            21.63          172,300
  9/13/99            21.88          174,000
  9/14/99            20.88          138,200
  9/15/99            20.50          210,300
  9/16/99            20.50          226,000
  9/17/99            20.94           93,800
  9/20/99            21.44          170,900
  9/21/99            21.19          166,900
  9/22/99            21.75           98,500
  9/23/99            20.88          119,300
  9/24/99            21.19           90,400
  9/27/99            22.13          223,500
  9/28/99            21.13          286,900
  9/29/99            21.81           87,400
  9/30/99            22.44          228,200
  10/1/99            22.50          255,700
  10/4/99            22.00          166,900
  10/5/99            21.75          159,000
  10/6/99            23.00          317,100
  10/7/99            22.00          244,900
  10/8/99            21.88          106,400
 10/11/99            21.69           84,100
 10/12/99            21.08          100,400
 10/13/99            20.81          218,000
 10/14/99            20.25          188,500
 10/15/99            20.25          384,500
 10/18/99            20.25          253,800
 10/19/99            20.50          424,900
 10/20/99            20.38          306,700
 10/21/99            20.00          236,700
 10/22/99            19.88          409,100
 10/25/99            19.50          428,600
 10/26/99            19.50          438,000
 10/27/99            19.56          395,500
 10/28/99            20.63          386,400
 10/29/99            20.06          206,300
  11/1/99            19.94          237,300
  11/2/99            20.94          219,200
  11/3/99            21.25          334,600
  11/4/99            20.88          628,100
  11/5/99            20.81          388,500
  11/8/99            20.38          294,000
  11/9/99            20.69          198,500
 11/10/99            20.69          148,800
 11/11/99            20.81          202,200
 11/12/99            20.88          118,400
 11/15/99            20.88          157,100
 11/16/99            21.00          193,500
 11/17/99            20.94          233,700
 11/18/99            20.69          142,200
 11/19/99            20.50          159,800
 11/22/99            20.38          113,100
 11/23/99            19.94          146,600
 11/24/99            20.19          147,500
 11/26/99            19.94           26,200
 11/29/99            20.13          152,100
 11/30/99            20.25          218,000
  12/1/99            20.16          208,800
  12/2/99            20.06          157,500
  12/3/99            20.13          136,700
  12/6/99            19.44          198,000
  12/7/99            19.75          148,800
  12/8/99            19.69          974,500
  12/9/99            19.25          548,900
 12/10/99            19.50          560,600
 12/13/99            18.81          338,800
 12/14/99            18.25          404,900
 12/15/99            18.25          557,000
 12/16/99            17.38          390,100
 12/17/99            18.13          558,400
 12/20/99            17.44          262,500
 12/21/99            18.56          289,700
 12/22/99            17.75          517,200
 12/23/99            17.63          433,700
 12/27/99            17.44          294,200
 12/28/99            17.13          345,800
 12/29/99            18.00          325,400
 12/30/99            17.75          347,900
 12/31/99            18.31          281,900
   1/3/00            17.63          450,600
   1/4/00            16.75          346,200
   1/5/00            16.75          693,800
   1/6/00            16.75          367,300
   1/7/00            16.44          841,000
  1/10/00            16.69          617,200
  1/11/00            16.06          598,100
  1/12/00            16.38          532,800
  1/13/00            17.63          866,900
  1/14/00            17.13          518,000
  1/18/00            17.75          604,300
  1/19/00            17.44          381,800
  1/20/00            17.13          495,800
  1/21/00            17.13          291,000
  1/24/00            16.94          254,800
  1/25/00            17.06          217,200
  1/26/00            17.31          363,100
  1/27/00            17.69          435,400
  1/28/00            17.88          329,700
  1/31/00            18.50          425,700
   2/1/00            18.94          498,500
   2/2/00            18.63          216,000
   2/3/00            19.31          520,700
   2/4/00            19.63          519,000
   2/7/00            19.56          423,000
   2/8/00            19.69          445,400
   2/9/00            18.81          590,900
  2/10/00            18.13          357,500
  2/11/00            17.69          601,000
  2/14/00            17.56          482,600
  2/15/00            17.88          376,000
  2/16/00            18.50          328,200
  2/17/00            18.41          504,600
  2/18/00            18.19          268,200
  2/22/00            18.44          357,200
  2/23/00            18.13          227,100
  2/24/00            17.88          232,900
  2/25/00            17.88          302,400
  2/28/00            17.75          311,300
  2/29/00            17.38          456,900
   3/1/00            17.94          257,700
   3/2/00            17.50          224,700
   3/3/00            17.63          263,200
   3/6/00            17.25          408,300
   3/7/00            16.81          523,800
   3/8/00            16.69        1,315,800
   3/9/00            17.06          495,400
  3/10/00            16.81          421,300
  3/13/00            16.56          309,400
  3/14/00            16.75          508,000
  3/15/00            16.81          272,700
  3/16/00            17.94          647,700
  3/17/00            17.94          356,200
  3/20/00            17.06          197,600
  3/21/00            17.56          263,800
  3/22/00            17.94          239,700
  3/23/00            18.06          267,800
  3/24/00            17.88          327,200
  3/27/00            17.38          153,200
  3/28/00            17.63          241,400
  3/29/00            17.19          393,700
  3/30/00            17.00          277,700
  3/31/00            17.44          314,500
   4/3/00            17.69          791,100
   4/4/00            17.94          535,500
   4/5/00            17.56          544,800
   4/6/00            17.63          247,500
   4/7/00            17.56          221,500
  4/10/00            17.19          344,300
  4/11/00            17.44          339,600
  4/12/00            17.38          412,400
  4/13/00            17.56          381,100
  4/14/00            16.56          425,700
  4/17/00            17.00          390,100
  4/18/00            17.56          382,300
  4/19/00            17.13          256,000
  4/20/00            17.44          298,900
  4/24/00            17.06          213,900
  4/25/00            17.50          342,100
  4/26/00            17.81          424,200
  4/27/00            18.13          482,600
  4/28/00            18.69          209,700
   5/1/00            18.56          451,300
   5/2/00            18.50          306,500
   5/3/00            18.06          345,600
   5/4/00            17.50          423,500
   5/5/00            18.50          219,700
   5/8/00            18.31          251,800
   5/9/00            17.50          412,700
  5/10/00            17.31          616,500
  5/11/00            17.50          400,900
  5/12/00            17.63          305,300
  5/15/00            17.81          373,300
  5/16/00            17.81          334,000
  5/17/00            17.50          455,800
  5/18/00            17.50          426,100
  5/19/00            17.31          379,600
  5/22/00            17.38          559,700
  5/23/00            17.19          357,200
  5/24/00            17.31          426,700
  5/25/00            17.00          432,700
  5/26/00            16.81          401,400
  5/30/00            17.00          562,000
  5/31/00            17.06          337,700
   6/1/00            17.56          300,100
   6/2/00            17.63          673,400
   6/5/00            17.19          914,700
   6/6/00            17.25          574,400
   6/7/00            17.06          855,600
   6/8/00            17.06        1,393,100
   6/9/00            17.00          509,800
  6/12/00            17.25          451,400
  6/13/00            17.56          640,800
  6/14/00            17.44          569,800
  6/15/00            17.19          452,300
  6/16/00            17.31          574,000
  6/19/00            17.31          396,700
  6/20/00            17.13          390,000
  6/21/00            17.13          304,800
  6/22/00            17.00          345,400
  6/23/00            17.13          290,400
  6/26/00            17.00          249,500
  6/27/00            17.25          331,600
  6/28/00            17.25          344,500
  6/29/00            17.13          370,700
  6/30/00            17.00          533,900
   7/3/00            17.75          424,900
   7/5/00            17.44          235,700
   7/6/00            17.75          244,100
   7/7/00            17.63          383,900
  7/10/00            17.56          341,300
  7/11/00            17.56          371,300
  7/12/00            17.69          231,500
  7/13/00            17.69          265,400
  7/14/00            17.56          208,900
  7/17/00            17.56          261,500
  7/18/00            17.63          326,200
  7/19/00            17.56          267,600
  7/20/00            17.63          239,100
  7/21/00            17.63          249,000
  7/24/00            17.69          248,900
  7/25/00            18.00          385,700
  7/26/00            18.06          342,400
  7/27/00            18.00          323,600
  7/28/00            18.19          494,400
  7/31/00            18.94          622,600
   8/1/00            19.00          432,200
   8/2/00            19.19          416,200
   8/3/00            19.63          468,700
   8/4/00            19.63          482,700
   8/7/00            19.69          198,600
   8/8/00            19.88          223,500
   8/9/00            19.63          454,400
  8/10/00            19.75          256,300
  8/11/00            20.00          337,300
  8/14/00            20.06          253,100
  8/15/00            19.94          381,700
  8/16/00            20.00          188,600
  8/17/00            19.81          315,500
  8/18/00            19.50          252,300
  8/21/00            20.06          258,000
  8/22/00            20.13          473,500
  8/23/00            20.06          174,600
  8/24/00            20.00          268,000
  8/25/00            20.00          264,600
  8/28/00            20.13          219,400
  8/29/00            19.94          250,500
  8/30/00            20.06          235,300
  8/31/00            20.25          225,700
   9/1/00            20.06          252,100
   9/5/00            20.00          238,100
   9/6/00            20.25          226,900
   9/7/00            20.25          229,200
   9/8/00            20.38          183,800
  9/11/00            20.38          256,100
  9/12/00            21.13          381,600
  9/13/00            21.00          651,400
  9/14/00            20.69          299,800
  9/15/00            20.50          316,200
  9/18/00            19.69          380,800
  9/19/00            20.38          259,900
  9/20/00            19.25          529,100
  9/21/00            19.75        2,717,500
  9/22/00            20.13          766,000
  9/25/00            20.19          769,900
  9/26/00            20.06          596,900
  9/27/00            20.44          743,000
  9/28/00            20.75          594,300
  9/29/00            20.75          396,700
  10/2/00            20.69          440,600
  10/3/00            18.50        1,449,600
  10/4/00            19.00          933,200
  10/5/00            19.56          958,000
  10/6/00            19.69        1,068,200
  10/9/00            19.88          794,500
 10/10/00            19.56          694,100
 10/11/00            19.75          312,900
 10/12/00            18.81          550,400
 10/13/00            19.44          256,200
 10/16/00            19.50          315,400
 10/17/00            19.38          530,000
 10/18/00            19.06          341,300
 10/19/00            19.31          247,300
 10/20/00            19.50          217,600
 10/23/00            18.94          198,300
 10/24/00            19.13          457,700
 10/25/00            19.31          226,700
 10/26/00            19.31          340,500
 10/27/00            19.88          401,400
 10/30/00            20.38          250,000
 10/31/00            20.63          395,200
  11/1/00            20.63          275,000
  11/2/00            20.56          310,800
  11/3/00            20.63          175,800
  11/6/00            20.88          266,700
  11/7/00            20.13          458,200
  11/8/00            20.00          719,800
  11/9/00            20.00          388,600
 11/10/00            19.56          186,200
 11/13/00            19.81          215,700
 11/14/00            20.27          299,800
 11/15/00            20.31          259,000
 11/16/00            20.13          259,900
 11/17/00            20.13          288,100
 11/20/00            20.19          484,900
 11/21/00            20.38          376,100
 11/22/00            20.38          266,800
 11/24/00            20.31          118,700
 11/27/00            20.38          361,600
 11/28/00            20.13          195,400
 11/29/00            20.13          231,900
 11/30/00            20.44          370,300
  12/1/00            20.69          388,400
  12/4/00            19.81          546,200
  12/5/00            20.56          569,500
  12/6/00            20.31          258,100
  12/7/00            20.38          182,500
  12/8/00            21.00          474,400
 12/11/00            21.38          480,700
 12/12/00            20.94          254,100
 12/13/00            20.31          301,500
 12/14/00            20.38          200,600
 12/15/00            20.56          293,800
 12/18/00            20.88          243,000
 12/19/00            20.38          261,400
 12/20/00            20.00          410,200
 12/21/00            20.50          386,000
 12/22/00            20.94          259,300
 12/26/00            20.94          301,000
 12/27/00            21.00          219,100
 12/28/00            21.06          417,900
 12/29/00            20.88          345,000
   1/2/01            20.69          342,800
   1/3/01            21.13          954,600
   1/4/01            21.19          458,900
   1/5/01            21.06          506,400
   1/8/01            21.13          294,100
   1/9/01            21.31          349,500
  1/10/01            22.00          612,200
  1/11/01            22.50          471,100
  1/12/01            22.25          800,200
  1/16/01            22.63          365,000
  1/17/01            22.13          322,300
  1/18/01            22.06          502,600
  1/19/01            22.13          370,100
  1/22/01            22.88          534,800
  1/23/01            23.00          379,600
  1/24/01            23.00          393,100
  1/25/01            22.88          465,200
  1/26/01            23.00          357,800
  1/29/01            23.00          465,600
  1/30/01            23.00          413,400
  1/31/01            23.06          652,900
   2/1/01            23.38          589,700
   2/2/01            23.75          321,300
   2/5/01            24.00          425,300
   2/6/01            24.25          616,300
   2/7/01            24.25          590,500
   2/8/01            24.25          301,400
   2/9/01            24.13          507,900
  2/12/01            24.06          392,300
  2/13/01            24.19          608,700
  2/14/01            23.50        1,057,000
  2/15/01            23.63          640,400
  2/16/01            23.75          312,400
  2/20/01            23.94          435,600
  2/21/01            23.69          480,200
  2/22/01            23.56          484,100
  2/23/01            23.50          512,400
  2/26/01            23.75          280,900
  2/27/01            24.06          692,000
  2/28/01            23.88          446,500
   3/1/01            24.00          224,600
   3/2/01            24.13          398,100
   3/5/01            24.31          225,100
   3/6/01            24.63          231,600
   3/7/01            24.94          301,800
   3/8/01            24.94          347,800
   3/9/01            24.81          277,000
  3/12/01            23.94          223,500
  3/13/01            24.38          311,300
  3/14/01            23.38          469,500
  3/15/01            23.38          478,100
  3/16/01            22.50          445,900
  3/19/01            22.88          476,900
  3/20/01            22.13          307,500
  3/21/01            21.94          546,000
  3/22/01            21.19          760,200
  3/23/01            22.19          424,400
  3/26/01            22.94          237,200
  3/27/01            23.13          371,100
  3/28/01            22.69          223,700
  3/29/01            22.75          453,100
  3/30/01            20.13        2,184,900
   4/2/01            20.63        1,024,900
   4/3/01            21.06          899,600
   4/4/01            20.75        1,276,400
   4/5/01            21.88          978,500
   4/6/01            20.94          595,000
   4/9/01            21.60          320,000
  4/10/01            21.58          429,200
  4/11/01            19.57        1,878,300
  4/12/01            20.25          887,500
  4/16/01            19.90          723,800
  4/17/01            19.88          611,600
  4/18/01            19.90        1,240,500
  4/19/01            20.04          814,800
  4/20/01            20.45          861,800
  4/23/01            20.49          726,100
  4/24/01            22.03        1,906,300
  4/25/01            22.95        1,131,800
  4/26/01            23.61        1,008,600
  4/27/01            23.75          410,000
  4/30/01            23.27          431,000
   5/1/01            23.14          562,000
   5/2/01            22.78          580,000
   5/3/01            21.93        2,875,700
   5/4/01            22.43          826,800
   5/7/01            22.27          454,500
   5/8/01            22.78          612,300
   5/9/01            22.50          600,200
  5/10/01            22.55          341,500
  5/11/01            22.81          472,700
  5/14/01            23.20          594,900
  5/15/01            23.47          505,100
  5/16/01            23.98          692,400
  5/17/01            24.16          514,800
  5/18/01            23.58          806,600
  5/21/01            24.93          893,900
  5/22/01            24.89          671,900
  5/23/01            24.62          663,300
  5/24/01            24.67          444,700
  5/25/01            24.61          380,900
  5/29/01            24.82          282,600
  5/30/01            24.85          401,900
  5/31/01            24.66          433,700
   6/1/01            24.87          366,900
   6/4/01            25.07          551,700
   6/5/01            25.40          877,400
   6/6/01            25.35          648,400
   6/7/01            25.05          330,600

                                                       -------------------------
46                                                      JANNEY MONTGOMERY SCOTT
                                                       =========================

ALD - Comparable Group Summary Data
--------------------------------------------------------------------------------

                             MARKET           LTM           LTM            LTM            LTM     CY2001(P)      CY2002(P)
                                CAP       REVENUE        EBITDA           EBIT     NET INCOME           EPS            EPS
                        -----------   -----------   -----------    -----------    -----------   -----------    -----------
ALLIED CAPITAL CP       $ 2,193,408   $   232,763   $   130,852    $   129,872    $   165,548       $  2.23         $ 2.51

Am Cap Strategies Ltd       741,691        72,682        57,578         56,233         51,276          2.28           2.61
Amresco Inc                  12,703       145,847       (97,010)      (113,537)      (198,091)          N/A            N/A
Cit Group Inc            10,224,414     4,345,900     2,445,800      1,010,500        627,800          2.52           2.83
Heller Financial Inc      1,612,402     1,030,000       466,000        416,000        254,000          3.06           3.51

                                                    ENTERPRISE VALUE /                          EQUITY VALUE /
                              STOCK   ----------------------------------------    ----------------------------------------
                              PRICE           LTM           LTM            LTM            LTM     CY2001(P)      CY2002(P)
                         (06/14/01)       REVENUE        EBITDA           EBIT     NET INCOME    NET INCOME     NET INCOME
                        -----------   -----------   -----------    -----------    -----------   -----------    -----------
ALLIED CAPITAL CP       $     24.00          13.2 x        23.5 x         23.7 x         11.5 x        10.8 x          9.6 x

Am Cap Strategies Ltd         26.21          12.7 x        16.1 x         16.4 x         12.9 x        11.5 x         10.0 x
Amresco Inc                    1.20           7.3 x          NM             NM             NM           N/A            N/A
Cit Group Inc                 38.95          10.9 x        19.4 x         47.0 x         13.3 x        15.5 x         13.8 x
Heller Financial Inc          35.16          16.0 x        35.4 x         39.6 x         13.5 x        11.5 x         10.0 x

                  ENTERPRISE VALUE /                               EQUITY VALUE /
       ------------------------------------       ----------------------------------------------
            LTM           LTM           LTM               LTM         CY2001(P)        CY2002(P)
        REVENUE        EBITDA          EBIT        NET INCOME        NET INCOME       NET INCOME
       --------      --------       -------       -----------       -----------      -----------
High       16.0 x        35.4 x        47.0 x            13.5 x            15.5 x           13.8 x
Low         7.3          16.1          16.4              12.9              11.5             10.0
Median     11.8          19.4          39.6              13.3              11.5             10.0

                                                         -----------------------
47                                                       JANNEY MONTGOMERY SCOTT
                                                         =======================

ALD - Income Statement Summary
--------------------------------------------------------------------------------

                                                                            FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------------
                                                          1997 (1)                   1998 (2)                     1999
                                                          --------                   --------                   --------
Interest and Dividend Income                              $ 86,882       89.2%       $ 80,281       87.3%       $121,112       85.8%
Premiums from Loan Dispositions                              7,277        7.5%          5,949        6.5%         14,284       10.1%
Investment Advisory Fees and Other Income                    3,246        3.3%          5,696        6.2%          5,744        4.1%
                                                          --------                   --------                   --------
           Total Interest & Related Portfolio Income        97,405      100.0%         91,926      100.0%        141,140      100.0%
Interest Expense                                            26,952       27.7%         20,694       22.5%         34,860       24.7%
Employee Expense                                            10,258       10.5%         11,829       12.9%         16,136       11.4%
Administrative Expense                                       8,970        9.2%         11,921       13.0%         12,350        8.8%
                                                          --------                   --------                   --------
           Total Operating Expenses                         46,180       47.4%         44,444       48.3%         63,346       44.9%
Formula and Cut-off Awards                                     -          0.0%          7,049        7.7%          6,753        4.8%
                                                          --------                   --------                   --------
           Operating Income Before Gains                    51,225       52.6%         40,433       44.0%         71,041       50.3%
Net Realized Gains                                          10,704       11.0%         22,541       24.5%         25,391       18.0%
Net Unrealized Gains                                         7,209        7.4%          1,079        1.2%          2,138        1.5%
                                                          --------                   --------                   --------
           Total Net Gains                                  17,913       18.4%         23,620       25.7%         27,529       19.5%
                                                          --------                   --------                   --------
Net Income before Taxes                                     69,138       71.0%         64,053       69.7%         98,570       69.8%
Income tax expense/(benefit)                                 1,444        1.5%            787        0.9%            -          0.0%
                                                          --------                   --------                   --------
Net Income                                                $ 67,694       69.5%       $ 63,266       68.8%       $ 98,570       69.8%
                                                          ========                   ========                   ========
Earnings Per Share - Basic                                $   1.38                   $   1.22                   $   1.65
Earnings Per Share - Diluted                              $   1.37                   $   1.22                   $   1.64

                                                          FOR THE FISCAL YEAR ENDED
                                                                   DECEMBER 31,                LATEST 12 MONTHS
                                                          --------------------------        -------------------
                                                                   2000                      3/31/01
                                                                 --------                   --------
Interest and Dividend Income                                     $182,307       86.2%       $198,370       85.2%
Premiums from Loan Dispositions                                    16,138        7.6%         13,670        5.9%
Investment Advisory Fees and Other Income                          13,144        6.2%         20,723        8.9%
                                                                 --------                   --------
           Total Interest & Related Portfolio Income              211,589      100.0%        232,763      100.0%
Interest Expense                                                   57,412       27.1%         61,031       26.2%
Employee Expense                                                   19,842        9.4%         21,691        9.3%
Administrative Expense                                             15,435        7.3%         15,649        6.7%
                                                                 --------                   --------
           Total Operating Expenses                                92,689       43.8%         98,371       42.3%
Formula and Cut-off Awards                                          6,183        2.9%          4,520        1.9%
                                                                 --------                   --------
           Operating Income Before Gains                          112,717       53.3%        129,872       55.8%
Net Realized Gains                                                 15,523        7.3%         14,501        6.2%
Net Unrealized Gains                                               14,861        7.0%         21,175        9.1%
                                                                 --------                   --------
           Total Net Gains                                         30,384       14.4%         35,676       15.3%
                                                                 --------                   --------
Net Income before Taxes                                           143,101       67.6%        165,548       71.1%
Income tax expense/(benefit)                                          -          0.0%            -          0.0%
                                                                 --------                   --------
Net Income                                                       $143,101       67.6%       $165,548       71.1%
                                                                 ========                   ========
Earnings Per Share - Basic                                       $   1.96                   $   2.12
Earnings Per Share - Diluted                                     $   1.95                   $   2.10

            REVENUES                            NET INCOME
           [BAR CHART]                          [BAR CHART]

       YEAR   REVENUES                         YEAR    NET INCOME
       1997   $  97,405                        1997    $  67,694
       1998   $  91,926                        1998    $  63,266
       1999   $ 141,140                        1999    $  98,570
       2000   $ 211,589                        2000    $ 143,101
        LTM   $ 232,763                         LTM    $ 165,548

(1) 1997 results have been adjusted to exclude $5.2 million in merger related expenses

(2) 1998 results have been adjusted to exclude a $14.3 million in post-merger gain on securitization of commercial mortgage loans

                                                     ---------------------------
48                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALD - Quarterly Results
--------------------------------------------------------------------------------

                                                                                      FOR THE QUARTER ENDED
                                                          --------------------------------------------------------------------------
                                                          12/31/99                   3/31/00                    6/30/00
                                                          --------                  ---------                  ---------
Interest and Dividend Income                              $ 35,396       83.7%      $  38,728       88.2%      $  42,986       86.0%
Premiums from Loan Dispositions                              5,252       12.4%          3,289        7.5%          4,554        9.1%
Investment Advisory Fees and Other Income                    1,630        3.9%          1,880        4.3%          2,425        4.9%
                                                          --------                  ---------                  ---------
            Total Interest & Related Portfolio Income       42,278      100.0%         43,897      100.0%         49,965      100.0%
Interest Expense                                            10,687       25.3%         12,311       28.0%         14,280       28.6%
Employee Expense                                             4,833       11.4%          4,569       10.4%          5,191       10.4%
Administrative Expense                                       3,874        9.2%          2,753        6.3%          4,082        8.2%
                                                          --------                  ---------                  ---------
            Total Operating Expenses                        19,394       45.9%         19,633       44.7%         23,553       47.1%
Formula and Cut-off Awards                                   1,565        3.7%          1,691        3.9%          1,712        3.4%
                                                          --------                  ---------                  ---------
          Operating Income Before Gains                     21,319       50.4%         22,573       51.4%         24,700       49.4%
Net Realized Gains                                           8,943       21.2%          2,176        5.0%         12,865       25.7%
Net Unrealized Gains                                           663        1.6%          4,832       11.0%         (2,775)      -5.6%
                                                          --------                  ---------                  ---------
          Total Net Gains                                    9,606       22.7%          7,008       16.0%         10,090       20.2%
                                                          --------                  ---------                  ---------
Net Income before Taxes                                     30,925       73.1%         29,581       67.4%         34,790       69.6%
Income tax expense/(benefit)                                   -          0.0%            -          0.0%            -          0.0%
                                                          --------                  ---------                  ---------
Net Income                                                $ 30,925       73.1%      $  29,581       67.4%      $  34,790       69.6%
                                                          ========                  =========                  =========

Earnings Per Share - Basic                                $   0.49                  $    0.45                  $    0.50
Earnings Per Share - Diluted                              $   0.49                  $    0.45                  $    0.50

                                                                                      FOR THE QUARTER ENDED
                                                          ------------------------------------------------------------------------
                                                           9/30/00                    12/31/00                  3/31/01
                                                          ---------                   --------                 ---------
Interest and Dividend Income                              $  48,054       85.8%       $ 51,762       83.8%     $  54,875     84.3%
Premiums from Loan Dispositions                               2,909        5.2%          5,386        8.7%           821      1.3%
Investment Advisory Fees and Other Income                     5,029        9.0%          4,587        7.4%         9,375     14.4%
                                                          ---------                   --------                 ---------
            Total Interest & Related Portfolio Income        55,992      100.0%         61,735      100.0%        65,071    100.0%
Interest Expense                                             15,054       26.9%         15,767       25.5%        15,930     24.5%
Employee Expense                                              4,949        8.8%          5,133        8.3%         6,418      9.9%
Administrative Expense                                        3,876        6.9%          4,724        7.7%         2,967      4.6%
                                                          ---------                   --------                 ---------
            Total Operating Expenses                         23,879       42.6%         25,624       41.5%        25,315     38.9%
Formula and Cut-off Awards                                    1,394        2.5%          1,386        2.2%            28      0.0%
                                                          ---------                   --------                 ---------
          Operating Income Before Gains                      30,719       54.9%         34,725       56.2%        39,728     61.1%
Net Realized Gains                                            8,054       14.4%         (7,572)     -12.3%         1,154      1.8%
Net Unrealized Gains                                         (2,324)      -4.2%         15,128       24.5%        11,146     17.1%
                                                          ---------                   --------                 ---------
          Total Net Gains                                     5,730       10.2%          7,556       12.2%        12,300     18.9%
                                                          ---------                   --------                 ---------
Net Income before Taxes                                      36,449       65.1%         42,281       68.5%        52,028     80.0%
Income tax expense/(benefit)                                    -          0.0%            -          0.0%           -        0.0%
                                                          ---------                   --------                 ---------
Net Income                                                $  36,449       65.1%       $ 42,281       68.5%     $  52,028     80.0%
                                                          =========                   ========                 =========

Earnings Per Share - Basic                                $    0.48                    $  0.52                 $    0.61
Earnings Per Share - Diluted                              $    0.48                    $  0.52                 $    0.60



         REVENUES                              NET INCOME
        [BAR CHART]                           [BAR CHART]


     QUARTER  REVENUES                      QUARTER   NET INCOME
     Dec-99   $ 42,278                       Dec-99   $ 30,925
     Mar-00   $ 43,897                       Mar-00   $ 29,581
     Jun-00   $ 49,965                       Jun-00   $ 34,790
     Sep-00   $ 55,992                       Sep-00   $ 36,449
     Dec-00   $ 61,735                       Dec-00   $ 42,281
     Mar-01   $ 65,071                       Mar-01   $ 52,028


                                                         -----------------------
49                                                       JANNEY MONTGOMERY SCOTT
                                                         =======================

ALD - Balance Sheet Data
--------------------------------------------------------------------------------

                                                 12/31/98      12/31/99      12/31/00       3/31/01
                                                ----------    ----------    ----------    ----------
Portfolio at value:
       Private Finance                          $  339,163    $  647,040    $1,282,467    $1,303,288
       Commercial Real Estate Finance              346,860       520,029       505,534       583,465
       Small Business Finance                      114,251        61,428           -             -
                                                ----------    ----------    ----------    ----------
               Total Portfolio Value               800,274     1,228,497     1,788,001     1,886,753

       Cash and Equivalents                         25,075        18,155         2,449         9,392
       Other Assets                                 30,730        43,386        63,367        77,353
                                                ----------    ----------    ----------    ----------
               Total Assets                     $  856,079    $1,290,038    $1,853,817    $1,973,498
                                                ==========    ==========    ==========    ==========

       Notes Payable and Debentures                239,350       487,350       704,648       715,276
       Revolving Credit Facilities                  95,000       105,500        82,000       168,500
       Accounts Payable and Other Liabilities       29,612        22,675        30,477        28,477
                                                ----------    ----------    ----------    ----------
               Total Liabilities                   363,962       615,525       817,125       912,253

       Preferred Stock                               7,000         7,000         7,000         7,000
       Shareholders' Equity                        485,117       667,513     1,029,692     1,054,245
                                                ----------    ----------    ----------    ----------
               Total Liabilities and Equity     $  856,079    $1,290,038    $1,853,817    $1,973,498
                                                ==========    ==========    ==========    ==========

       Debt/Equity                                    0.68          0.88          0.76          0.83
       Debt/Total Capitalization                      0.40          0.47          0.43          0.45
       Return on Assets                               7.9%          8.0%          8.0%          8.8%

                                                     ---------------------------
50                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

ALD - Shareholder Profile
--------------------------------------------------------------------------------

                                   SHARES    BENEFICIAL
INSTITUTIONAL INVESTORS (1)     HELD (000s)   OWNERSHIP
---------------------------     -----------   ---------
Goldman Sachs                        2,044          2.2%
Franklin Resource                    1,917          2.1%
Lazard Freres                        1,892          2.1%
JP Morgan                            1,614          1.8%
Barclays Global                      1,528          1.7%
T Rowe Price                         1,445          1.6%
Fenimore Asset                       1,057          1.2%
Mellon Bank                          1,015          1.1%
Managers Fund                          815          0.9%
Vanguard Group                         733          0.8%
Fidelity Management                    679          0.7%
Merrill Lynch                          666          0.7%
State Street                           662          0.7%
Wasatch Advisors                       661          0.7%
Schroder Investment                    554          0.6%
Loomis Sayles                          547          0.6%
Ashford Capital Management             537          0.6%
Neuberger & Berman                     506          0.6%
TIAA-CREF Investment                   501          0.5%
All Other Institutional Investors   12,659         13.9%
                                   --------
                                    32,031         35.0%

                                 SHARES         BENEFICIAL
DIRECTORS AND OFFICERS (2)    HELD (000s)        OWNERSHIP
--------------------------    -----------        ---------
William L. Walton                    916               1.0%
Joan M. Sweeney                      584               0.6%
G. Cabell Williams, III              583               0.6%
John M. Scheurer                     551               0.6%
George C. Williams, Jr               433               0.5%
Philip A. McNeill                    342               0.4%
Guy T. Steuart, II                   333               0.4%
Warren K. Montouri                   241               0.3%
Thomas H. Westbrook                  237               0.3%
Scott S. Binder                      190               0.2%
Penni F. Roll                        111               0.1%
Samuel B. Guren                      103               0.1%
All Other Management                 552               0.6%
                                --------
                                   5,177               5.7%


INSTITUTIONAL INVESTORS          32,031          35.0%
MANAGEMENT                        5,177           5.7%
ESTIMATED RETAIL FLOAT           54,184          59.3%
                                -------        -------
TOTAL SHARES OUTSTANDING (3)     91,392         100.0%

(1)     Source: Bloomberg

(2)     Source: March 28, 2001 Proxy

(3)     Source: Shares outstanding as of May 15, 2001


                                                        [PIE CHART]

                                                                 BENEFICIAL OWNERSHIP
                                       Institutional Investors   35.0%
                                       Management                5.7%
                                       Estimated Retail Float    59.3%


                                                     ---------------------------
51                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------
END OF PRESENTATION

                                                         -----------------------
                                                         JANNEY MONTGOMERY SCOTT
                                                         =======================

Stock Premium Analysis
--------------------------------------------------------------------------------

        - In order to compare Allied's offer price of $10.375 to comparable transactions, purchase price premiums for transactions with the following characteristics were analyzed:

                        -       The target company was a publicly traded entity

                        - The transaction was completed within the last six months

                        - The target company had a market capitalization between $50 million and $200 million.


        - 52 transactions were found, and the average purchase price premium four weeks prior to announcement was approximately 56%. The chart on the following page illustrates the number of transactions that fell within various premium ranges.

        - The proposed purchase price per share of $10.375 represents a 105% premium over SunSource's closing price of $5.05 on June 14th, and a 171% premium over SunSource's average closing price over the past six months of $3.83.

                                                     ---------------------------
53                                                     JANNEY MONTGOMERY SCOTT
                                                     ===========================

--------------------------------------------------------------------------------


              HISTOGRAM FOR PURCHASE PREMIUMS FOUR WEEKS PRIOR TO
                                  ANNOUNCEMENT

                                  [BAR GRAPH]


                   PURCHASE PREMIUM     NUMBER OF ACQUISITIONS
                   <10%                 9
                   10 to 25%            7
                   25 to 50%            14
                   50 to 75%            10
                   75 to 100%           3
                   >100%                9



                                                         -----------------------
54                                                       JANNEY MONTGOMERY SCOTT
                                                         =======================

SUNSOURCE, INC.
================================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/
a Market Cap between $50-200 million.
--------------------------------------------------------------------------------


COMPLETION    TARGET TICKER                                                                            TRANSACTION     ENTERPRISE
      DATE           SYMBOL  TARGET FULL NAME       TARGET BUSINESS DESCRIPTION    ACQUIROR FULL NAME   VALUE (MM)      VALUE (MM)
-----------------------------------------------------------------------------------------------------------------------------------

07 Jun 2001         SMOP     Southern Mineral       Explores oil and               PetroCorp, Inc.      $    75.0      $   75.0
                             Corp.                  gas properties.

07 Jun 2001         OSH      Oshman's Sporting      Operates sporting              Gart Sports Company      139.9         139.9
                             Goods Inc.             goods specialty stores.


31 May 2001         CMSS     Credit Management      Provides transactional         First American            45.5          42.0
                             Solutions, Inc.        software.                      Financial Corp.


31 May 2001         HECO     Hallwood Energy Corp.  Explores, acquires             Pure Resources, Inc      221.0         221.0
                                                    and develops oil
                                                    and gas properties.



31 May 2001         EWB      E.W. Blanch            Provides integrated            Benfield Greig           224.3         224.3
                             Holdings, Inc.         risk management and            Group Plc
                                                    distribution services.



21 May 2001         USAD     USA Detergents, Inc.   Manufactures laundry           Church & Dwight          127.3         142.5
                                                    and household                  Co., Inc.
                                                    cleaning products.

18 May 2001         ILCO     InterContinental       Administers existing           Financial                 78.5         151.0
                             Life Corp.             portfolios of individual       Industries Corp.
                                                    and group life and
                                                    health insurance.


16 May 2001         BARG     Bargo Energy Co.       Develops oil,                  Bellwether               241.1         241.1
                                                    natural gas properties.        Exploration Co.


15 May 2001         VRES     VICORP                 Operates, franchises           Investor Group           174.8         174.8
                             Restaurants, Inc.      family-type restaurants.


14 May 2001         FLIB     First Liberty          Bank holding company.          Community Bank           101.8         101.8
                             Bank Corp.                                            System, Inc.

11 May 2001         BARR     Barringer              Develops analytical            Smiths Group Plc          87.0          87.0
                             Technologies Inc.      instruments.

10 May 2001         ASIS     ASI Solutions Inc.     Provides human                 Aon Corp.                107.0         107.0
                                                    resources outsourcing.

01 May 2001         PBOC     PBOC Holdings, Inc.    Holding company                FBOP Corp.               198.8         198.8
                                                    for People's Bank
                                                    of California.

01 May 2001         CENL     Centennial             Manufactures PC                Solectron Corp.           45.5          45.5
                             Technologies, Inc.     card-based solutions.


01 May 2001         SQSW     Sequoia Software       XML-based Internet             Citrix Systems, Inc.     173.6         173.6
                             Corp.                  infrastructure software
                                                    for creating interactive
                                                    e-business portals.

30 Apr 2001         KTCO     Kenan Transport Co.    Provides transportation        Advantage Management      87.5          87.5
                                                    services.                      Group, Inc.

25 Apr 2001         VX       VIALOG Corporation     Provides teleconferencing      Genesys SA               155.5         155.5
                                                    and other group
                                                    communications services.



23 Apr 2001         COHB     Cohoes Bancorp, Inc.   Holding company -              Hudson River             154.3         154.3
                                                    Cohoes Savings Bank.           Bancorp, Inc.


                                                                                                               TARGET PRICE
                                                                                                           PRIOR TO ANNOUNCEMENT
                                                                                                       ----------------------------
COMPLETION    TARGET TICKER
      DATE           SYMBOL  TARGET FULL NAME       TARGET BUSINESS DESCRIPTION    ACQUIROR FULL NAME     1 MONTH     1 WEEK
--------------------------------------------------------------------------------------------------------------------------------

07 Jun 2001         SMOP     Southern Mineral       Explores oil and               PetroCorp, Inc.        $  3.38     $ 3.25
                             Corp.                  gas properties.

07 Jun 2001         OSH      Oshman's Sporting      Operates sporting              Gart Sports Company       8.88       9.40
                             Goods Inc.             goods specialty stores.


31 May 2001         CMSS     Credit Management      Provides transactional         First American            1.25       4.06
                             Solutions, Inc.        software.                      Financial Corp.


31 May 2001         HECO     Hallwood Energy Corp.  Explores, acquires             Pure Resources, Inc       9.34       9.50
                                                    and develops oil
                                                    and gas properties.



31 May 2001         EWB      E.W. Blanch            Provides integrated            Benfield Greig            9.40       7.26
                             Holdings, Inc.         risk management and            Group Plc
                                                    distribution services.



21 May 2001         USAD     USA Detergents,        Manufactures laundry           Church & Dwight           4.47       4.81
                             Inc.                   and household                  Co., Inc.
                                                    cleaning products.

18 May 2001         ILCO     InterContinental       Administers existing           Financial                 9.25       9.88
                             Life Corp.             portfolios of individual       Industries Corp.
                                                    and group life and
                                                    health insurance.


16 May 2001         BARG     Bargo Energy Co.       Develops oil,                  Bellwether                0.88       1.03
                                                    natural gas properties.        Exploration Co.


15 May 2001         VRES     VICORP                 Operates, franchises           Investor Group           16.88      19.06
                             Restaurants, Inc.      family-type restaurants.


14 May 2001         FLIB     First Liberty Bank     Bank holding company.          Community Bank           11.00      13.25
                             Corp.                                                 System, Inc.

11 May 2001         BARR     Barringer              Develops analytical            Smiths Group Plc          9.94       9.47
                             Technologies Inc.      instruments.

10 May 2001         ASIS     ASI Solutions Inc.     Provides human                 Aon Corp.                18.00      11.50
                                                    resources outsourcing.

01 May 2001         PBOC     PBOC Holdings, Inc.    Holding company                FBOP Corp.                6.88       9.25
                                                    for People's Bank
                                                    of California.

01 May 2001         CENL     Centennial             Manufactures PC                Solectron Corp.          11.00      14.88
                             Technologies, Inc.     card-based solutions.


01 May 2001         SQSW     Sequoia Software       XML-based Internet             Citrix Systems, Inc.      3.09       3.47
                             Corp.                  infrastructure software
                                                    for creating interactive
                                                    e-business portals.

30 Apr 2001         KTCO     Kenan Transport Co.    Provides transportation        Advantage Management     25.00      24.13
                                                    services.                      Group, Inc.

25 Apr 2001         VX       VIALOG Corporation     Provides teleconferencing      Genesys SA                8.19       7.00
                                                    and other group
                                                    communications services.



23 Apr 2001         COHB     Cohoes Bancorp, Inc.   Holding company -              Hudson River             16.88      16.88
                                                    Cohoes Savings Bank.           Bancorp, Inc.


                                                                                                                          PREMIUM
                                                                                                         TARGET PRICE    (%) PRIOR
                                                                                                            PRIOR           TO
                                                                                                        TO ANNOUNCEMENT ANOUNCEMENT
                                                                                                        --------------- -----------
COMPLETION    TARGET TICKER
      DATE           SYMBOL  TARGET FULL NAME       TARGET BUSINESS DESCRIPTION    ACQUIROR FULL NAME        1 DAY       1 DAY
-----------------------------------------------------------------------------------------------------------------------------------

07 Jun 2001         SMOP     Southern Mineral       Explores oil and               PetroCorp, Inc.          $ 3.13        50.7
                             Corp.                  gas properties.

07 Jun 2001         OSH      Oshman's Sporting      Operates sporting              Gart Sports Company        9.35        79.3
                             Goods Inc.             goods specialty stores.


31 May 2001         CMSS     Credit Management      Provides transactional         First American             3.38        72.4
                             Solutions, Inc.        software.                      Financial Corp.


31 May 2001         HECO     Hallwood Energy Corp.  Explores, acquires             Pure Resources, Inc        9.03        38.4
                                                    and develops oil
                                                    and gas properties.


31 May 2001         EWB      E.W. Blanch            Provides integrated            Benfield Greig             7.75        74.2
                             Holdings, Inc.         risk management and            Group Plc
                                                    distribution services.


21 May 2001         USAD     USA Detergents, Inc.   Manufactures laundry           Church & Dwight            5.81        20.4
                                                    and household                  Co., Inc.
                                                    cleaning products.

18 May 2001         ILCO     InterContinental       Administers existing           Financial                 10.75        72.9
                             Life Corp.             portfolios of individual       Industries Corp.
                                                    and group life and
                                                    health insurance.


16 May 2001         BARG     Bargo Energy Co.       Develops oil,                  Bellwether                 1.72       (26.7)
                                                    natural gas properties.        Exploration Co.


15 May 2001         VRES     VICORP                 Operates, franchises           Investor Group            18.88        35.9
                             Restaurants, Inc.      family-type restaurants.


14 May 2001         FLIB     First Liberty Bank     Bank holding company.          Community Bank            13.25        20.2
                             Corp.                                                 System, Inc.

11 May 2001         BARR     Barringer              Develops analytical            Smiths Group Plc          10.00        10.5
                             Technologies Inc.      instruments.

10 May 2001         ASIS     ASI Solutions Inc.     Provides human                 Aon Corp.                 11.50        25.4
                                                    resources outsourcing.

01 May 2001         PBOC     PBOC Holdings, Inc.    Holding company                FBOP Corp.                 9.19         8.8
                                                    for People's Bank
                                                    of California.

01 May 2001         CENL     Centennial             Manufactures PC                Solectron Corp.           18.38       (23.5)
                             Technologies, Inc.     card-based solutions.


01 May 2001         SQSW     Sequoia Software Corp. XML-based Internet             Citrix Systems, Inc.       5.00        12.8
                                                    infrastructure software
                                                    for creating interactive
                                                    e-business portals.

30 Apr 2001         KTCO     Kenan Transport Co.    Provides transportation        Advantage Management      26.50        32.1
                                                    services.                      Group, Inc.

25 Apr 2001         VX       VIALOG Corporation     Provides teleconferencing      Genesys SA                 8.81       (21.7)
                                                    and other group
                                                    communications services.



23 Apr 2001         COHB     Cohoes Bancorp, Inc.   Holding company -              Hudson River              17.00        14.7
                                                    Cohoes Savings Bank.           Bancorp, Inc.



                                                                                                            PREMIUM (%) PRIOR
                                                                                                             TO ANOUNCEMENT
                                                                                                        -------------------------
COMPLETION    TARGET TICKER
      DATE           SYMBOL  TARGET FULL NAME       TARGET BUSINESS DESCRIPTION    ACQUIROR FULL NAME      1 WEEK     1 MONTH
---------------------------------------------------------------------------------------------------------------------------------

07 Jun 2001         SMOP     Southern Mineral       Explores oil and               PetroCorp, Inc.           44.9        39.6
                             Corp.                  gas properties.

07 Jun 2001         OSH      Oshman's Sporting      Operates sporting              Gart Sports Company       78.3        88.8
                             Goods Inc.             goods specialty stores.


31 May 2001         CMSS     Credit Management      Provides transactional         First American            43.2       365.4
                             Solutions, Inc.        software.                      Financial Corp.


31 May 2001         HECO     Hallwood Energy Corp.  Explores, acquires             Pure Resources, Inc       31.6        33.8
                                                    and develops oil
                                                    and gas properties.



31 May 2001         EWB      E.W. Blanch            Provides integrated            Benfield Greig            86.0        43.6
                             Holdings, Inc.         risk management and            Group Plc
                                                    distribution services.



21 May 2001         USAD     USA Detergents, Inc.   Manufactures laundry           Church & Dwight           45.5        56.6
                                                    and household                  Co., Inc.
                                                    cleaning products.

18 May 2001         ILCO     InterContinental       Administers existing           Financial                 88.3       101.0
                             Life Corp.             portfolios of individual       Industries Corp.
                                                    and group life and
                                                    health insurance.


16 May 2001         BARG     Bargo Energy Co.       Develops oil,                  Bellwether                22.2        44.0
                                                    natural gas properties.        Exploration Co.


15 May 2001         VRES     VICORP                 Operates, franchises           Investor Group            34.6        52.0
                             Restaurants, Inc.      family-type restaurants.


14 May 2001         FLIB     First Liberty Bank     Bank holding company.          Community Bank            20.2        44.8
                             Corp.                                                 System, Inc.

11 May 2001         BARR     Barringer              Develops analytical            Smiths Group Plc          16.7        11.2
                             Technologies Inc.      instruments.

10 May 2001         ASIS     ASI Solutions Inc.     Provides human                 Aon Corp.                 25.4       (19.9)
                                                    resources outsourcing.

01 May 2001         PBOC     PBOC Holdings, Inc.    Holding company                FBOP Corp.                 8.1        45.5
                                                    for People's Bank
                                                    of California.

01 May 2001         CENL     Centennial             Manufactures PC                Solectron Corp.           (5.5)       27.8
                             Technologies, Inc.     card-based solutions.


01 May 2001         SQSW     Sequoia Software       XML-based Internet             Citrix Systems, Inc.      62.6        82.3
                             Corp.                  infrastructure software
                                                    for creating interactive
                                                    e-business portals.

30 Apr 2001         KTCO     Kenan Transport Co.    Provides transportation        Advantage Management      45.1        40.0
                                                    services.                      Group, Inc.

25 Apr 2001         VX       VIALOG Corporation     Provides teleconferencing      Genesys SA                (1.4)      (15.7)
                                                    and other group
                                                    communications services.



23 Apr 2001         COHB     Cohoes Bancorp, Inc.   Holding company -              Hudson River              15.6        15.6
                                                    Cohoes Savings Bank.           Bancorp, Inc.



                                                   -----------------------------
55                                                    JANNEY MONTGOMERY SCOTT
                                                   =============================

SUNSOURCE, INC.
===============================================================================
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap Between $50-200million.
--------------------------------------------------------------------------------



 COMPLETION   TARGET TICKER                                                                                TRANSACTION   ENTERPRISE
       DATE         SYMBOL  TARGET FULL NAME      TARGET BUSINESS DESCRIPTION       ACQUIROR FULL NAME     VALUE (MM)     VALUE (MM)
------------------------------------------------------------------------------------------------------------------------------------
 20 Apr 2001     ASTI      Allergan Specialty   Researches,                       Allergan, Inc.                71.0       71.0
                           Therapeutics, Inc.   develops human
                                                pharmaceuticals products.

 18 Apr 2001     HPRT      Heartport, Inc.      Manufactures                      Johnson & Johnson            104.0      104.0
                                                cardiovascular devices.

 06 Apr 2001     CCRO      ClinTrials           Global contract medical           Inveresk Plc /               110.4      110.4
                           Research, Inc.       research organization.            Indigo
                                                                                  Acquisition Corp.

 05 Apr 2001     LABT      Labtec, Inc. (NEW)   Develops high-technology          Logitech                     109.3      109.3
                                                peripherals and accessories.      International S.A.

 02 Apr 2001     BAYB      Bay Bancshares,      Holding company for               SouthTrust Corp.              55.1       55.1
                           Inc.                 bayshore National Bank.

 30 Mar 2001     ELBI      Eldorado             Holding company.                  Zions Bancorporation         169.7      169.7
                           Bancshares, Inc.

 30 Mar 2001     BTOB      SierraCities.com,    Provides comprehensive            American Express Co.         108.2      108.2
                           Inc.                 online financing.

 22 Mar 2001    TXLID      Texoil, Inc.         Acquires, develops oil,           Ocean Energy, Inc.           124.9      124.9
                                                gas reserves.

 15 Mar 2001      RMY      Delco Remy           Manufactures electrical,          Court Square                 116.3      247.4
                           International, Inc.  power/drive train                 Capital Ltd.
                                                components.

 07 Mar 2001      GSY      Guest Supply, Inc.   Supplies personal care            SYSCO Corporation            222.5      222.5
                                                amenities.

 05 Mar 2001     FSPT      FirstSpartan         Holding company for               BB&T Corp.                   135.8      135.8
                           Financial Corp.      First Federal Bank.

 01 Mar 2001     WSTR      WesterFed            Holding company for               Glacier Bancorp               95.1       95.1
                           Financial Corp.      Western Security Bank.            Inc.

 28 Feb 2001      EFS      Enhance Financial    Through its subsidiaries,         Radian Group Inc.            532.1      532.1
                           Services Group       it reinsures financial
                                                guarantees of municipal
                                                and asset-backed debt
                                                obligations.

 26 Feb 2001     SHWC      ShowCase             Provides fully integrated,        SPSS Inc.                     73.0       55.8
                           Corporation          business intelligence
                                                solutions for IBM AS/400
                                                customers.

 16 Feb 2001     RNIC      Robinson Nugent,     Designs, manufactures,            3M                           121.5      121.5
                           Inc.                 and markets electronic
                                                connectors, integrated circuit
                                                sockets, and cable assemblies.

 15 Feb 2001     NTCR      NetCreations, Inc.   Provides electronic mail address  Seal Pagine                  109.7      109.7
                                                management.                       Gialle S.p.A

 13 Feb 2001     JSBA      Jefferson Savings    The holding company for           Union                        168.1      168.1
                           Bancorp, Inc.        Jefferson Heritage Bank.          Planters Corp.

 07 Feb 2001     CAIR      Corsair              Provides software solutions       Lightbridge. Inc.            132.1      132.1
                           Communications,      for the wireless industry.
                           Inc.

 02 Feb 2001     APLN      @plan.Inc.           Provides market research,         DoubleClick Inc.              89.4       89.4
                                                decision support and planning
                                                systems specifically designed
                                                for internet advertisers,
                                                advertising agencies and web
                                                publishers.
                                                                                                           TARGET PRICE PRIOR TO
                                                                                                                ANNOUNCEMENT
                                                                                                       ----------------------------
 COMPLETION   TARGET TICKER
       DATE         SYMBOL  TARGET FULL NAME      TARGET BUSINESS DESCRIPTION       ACQUIROR FULL NAME          1 MONTH     1 WEEK
------------------------------------------------------------------------------------------------------------------------------------
 20 Apr 2001     ASTI      Allergan Specialty   Researches,                       Allergan, Inc.               20.50       21.28
                           Therapeutics, Inc.   develops human
                                                pharmaceuticals products.

 18 Apr 2001     HPRT      Heartport, Inc.      Manufactures                      Johnson & Johnson             1.69        1.88
                                                cardiovascular devices.

 06 Apr 2001     CCRO      ClinTrials           Global contract medical           Inveresk Plc /                6.00        6.13
                           Research, Inc.       research organization.            Indigo
                                                                                  Acquisition Corp.

 05 Apr 2001     LABT      Labtec, Inc. (NEW)   Develops high-technology          Logitech                      6.22        9.88
                                                peripherals and accessories.      International S.A.

 02 Apr 2001     BAYB      Bay Bancshares,      Holding company for               SouthTrust Corp.             23.00       22.00
                           Inc.                 bayshore National Bank.

 30 Mar 2001     ELBI      Eldorado             Holding company.                  Zions Bancorporation          7.88        8.38
                           Bancshares, Inc.

 30 Mar 2001     BTOB      SierraCities.com,    Provides comprehensive            American Express Co.          1.75        3.75
                           Inc.                 online financing.

 22 Mar 2001    TXLID      Texoil, Inc.         Acquires, develops oil,           Ocean Energy, Inc.            6.81        7.63
                                                gas reserves.

 15 Mar 2001      RMY      Delco Remy           Manufactures electrical,          Court Square                  6.88        6.00
                           International, Inc.  power/drive train                 Capital Ltd.
                                                components.

 07 Mar 2001      GSY      Guest Supply, Inc.   Supplies personal care            SYSCO Corporation            16.38       17.38
                                                amenities.

 05 Mar 2001     FSPT      FirstSpartan         Holding company for               BB&T Corp.                   18.75       20.06
                           Financial Corp.      First Federal Bank.

 01 Mar 2001     WSTR      WesterFed            Holding company for               Glacier Bancorp              15.63       15.75
                           Financial Corp.      Western Security Bank.            Inc.

 28 Feb 2001      EFS      Enhance Financial    Through its subsidiaries,         Radian Group Inc.            12.50       13.56
                           Services Group       it reinsures financial
                                                guarantees of municipal
                                                and asset-backed debt
                                                obligations.

 26 Feb 2001     SHWC      ShowCase             Provides fully integrated,        SPSS Inc.                     6.75        5.00
                           Corporation          business intelligence
                                                solutions for IBM AS/400
                                                customers.

 16 Feb 2001     RNIC      Robinson Nugent,     Designs, manufactures,            3M                           16.81       15.69
                           Inc.                 and markets electronic
                                                connectors, integrated circuit
                                                sockets, and cable assemblies.

 15 Feb 2001     NTCR      NetCreations, Inc.   Provides electronic mail address  Seal Pagine                   6.00        5.59
                                                management.                       Gialle S.p.A

 13 Feb 2001     JSBA      Jefferson Savings    The holding company for           Union                        10.00       10.94
                           Bancorp, Inc.        Jefferson Heritage Bank.          Planters Corp.

 07 Feb 2001     CAIR      Corsair              Provides software solutions       Lightbridge. Inc.             9.00        6.91
                           Communications,      for the wireless industry.
                           Inc.

 02 Feb 2001     APLN      @plan.Inc.           Provides market research,         DoubleClick Inc.              6.50        6.38
                                                decision support and planning
                                                systems specifically designed
                                                for internet advertisers,
                                                advertising agencies and web
                                                publishers.
                                                                                                      TARGET           PREMIUM
                                                                                                  PRICE PRIOR TO     (%) PRIOR
                                                                                                   ANNOUNCEMENT    TO ANNOUNCEMENT
                                                                                                  --------------  -----------------
 COMPLETION   TARGET TICKER
       DATE         SYMBOL  TARGET FULL NAME      TARGET BUSINESS DESCRIPTION    ACQUIROR FULL NAME    1 DAY       1 DAY
-----------------------------------------------------------------------------------------------------------------------------------
 20 Apr 2001     ASTI      Allergan Specialty   Researches,                       Allergan, Inc.        22.00         (1.4)
                           Therapeutics, Inc.   develops human
                                                pharmaceuticals products.

 18 Apr 2001     HPRT      Heartport, Inc.      Manufactures                      Johnson & Johnson      2.06         40.1
                                                cardiovascular devices.

 06 Apr 2001     CCRO      ClinTrials           Global contract medical           Inveresk Plc /         5.75          4.3
                           Research, Inc.       research organization.            Indigo
                                                                                  Acquisition Corp.

 05 Apr 2001     LABT      Labtec, Inc. (NEW)   Develops high-technology          Logitech              11.88         42.8
                                                peripherals and accessories.      International S.A.

 02 Apr 2001     BAYB      Bay Bancshares,      Holding company for               SouthTrust Corp.      22.00         20.1
                           Inc.                 bayshore National Bank.

 30 Mar 2001     ELBI      Eldorado             Holding company.                  Zions Bancorporation   8.88         35.0
                           Bancshares, Inc.

 30 Mar 2001     BTOB      SierraCities.com,    Provides comprehensive            American Express Co.   4.06         39.8
                           Inc.                 online financing.

 22 Mar 2001    TXLID      Texoil, Inc.         Acquires, develops oil,           Ocean Energy, Inc.     7.56          9.1
                                                gas reserves.

 15 Mar 2001      RMY      Delco Remy           Manufactures electrical,          Court Square           5.44         74.7
                           International, Inc.  power/drive train                 Capital Ltd.
                                                components.

 07 Mar 2001      GSY      Guest Supply, Inc.   Supplies personal care            SYSCO Corporation     18.69         32.5
                                                amenities.

 05 Mar 2001     FSPT      FirstSpartan         Holding company for               BB&T Corp.            20.38         77.9
                           Financial Corp.      First Federal Bank.

 01 Mar 2001     WSTR      WesterFed            Holding company for               Glacier Bancorp       15.75         49.1
                           Financial Corp.      Western Security Bank.            Inc.

 28 Feb 2001      EFS      Enhance Financial    Through its subsidiaries,         Radian Group Inc.     13.81         (0.2)
                           Services Group       it reinsures financial
                                                guarantees of municipal
                                                and asset-backed debt
                                                obligations.

 26 Feb 2001     SHWC      ShowCase             Provides fully integrated,        SPSS Inc.              5.56         22.1
                           Corporation          business intelligence
                                                solutions for IBM AS/400
                                                customers.

 16 Feb 2001     RNIC      Robinson Nugent,     Designs, manufactures,            3M                    16.63         31.1
                           Inc.                 and markets electronic
                                                connectors, integrated circuit
                                                sockets, and cable assemblies.

 15 Feb 2001     NTCR      NetCreations, Inc.   Provides electronic mail address  Seal Pagine            4.38         60.0
                                                management.                       Gialle S.p.A

 13 Feb 2001     JSBA      Jefferson Savings    The holding company for           Union                 11.31         49.1
                           Bancorp, Inc.        Jefferson Heritage Bank.          Planters Corp.

 07 Feb 2001     CAIR      Corsair              Provides software solutions       Lightbridge. Inc.      7.38          3.3
                           Communications,      for the wireless industry.
                           Inc.

 02 Feb 2001     APLN      @plan.Inc.           Provides market research,         DoubleClick Inc.       7.25          9.1
                                                decision support and planning
                                                systems specifically designed
                                                for internet advertisers,
                                                advertising agencies and web
                                                publishers.

                                                                                                             PREMIUM
                                                                                                           (%) PRIOR
                                                                                                         TO ANNOUNCEMENT
                                                                                                        -----------------
 COMPLETION   TARGET TICKER
       DATE         SYMBOL  TARGET FULL NAME      TARGET BUSINESS DESCRIPTION       ACQUIROR FULL NAME       1 MONTH
----------------------------------------------------------------------------------------------------------------------------------
 20 Apr 2001     ASTI      Allergan Specialty   Researches,                       Allergan, Inc.               5.9
                           Therapeutics, Inc.   develops human
                                                pharmaceuticals products.

 18 Apr 2001     HPRT      Heartport, Inc.      Manufactures                      Johnson & Johnson           71.3
                                                cardiovascular devices.

 06 Apr 2001     CCRO      ClinTrials           Global contract medical           Inveresk Plc /                 -
                           Research, Inc.       research organization.            Indigo
                                                                                  Acquisition Corp.

 05 Apr 2001     LABT      Labtec, Inc. (NEW)   Develops high-technology          Logitech                   172.6
                                                peripherals and accessories.      International S.A.

 02 Apr 2001     BAYB      Bay Bancshares,      Holding company for               SouthTrust Corp.            14.9
                           Inc.                 bayshore National Bank.

 30 Mar 2001     ELBI      Eldorado             Holding company.                  Zions Bancorporation        52.1
                           Bancshares, Inc.

 30 Mar 2001     BTOB      SierraCities.com,    Provides comprehensive            American Express Co.       225.6
                           Inc.                 online financing.

 22 Mar 2001    TXLID      Texoil, Inc.         Acquires, develops oil,           Ocean Energy, Inc.          21.1
                                                gas reserves.

 15 Mar 2001      RMY      Delco Remy           Manufactures electrical,          Court Square                38.2
                           International, Inc.  power/drive train                 Capital Ltd.
                                                components.

 07 Mar 2001      GSY      Guest Supply, Inc.   Supplies personal care            SYSCO Corporation           51.3
                                                amenities.

 05 Mar 2001     FSPT      FirstSpartan         Holding company for               BB&T Corp.                  93.3
                           Financial Corp.      First Federal Bank.

 01 Mar 2001     WSTR      WesterFed            Holding company for               Glacier Bancorp             50.3
                           Financial Corp.      Western Security Bank.            Inc.

 28 Feb 2001      EFS      Enhance Financial    Through its subsidiaries,         Radian Group Inc.           10.2
                           Services Group       it reinsures financial
                                                guarantees of municipal
                                                and asset-backed debt
                                                obligations.

 26 Feb 2001     SHWC      ShowCase             Provides fully integrated,        SPSS Inc.                    0.6
                           Corporation          business intelligence
                                                solutions for IBM AS/400
                                                customers.

 16 Feb 2001     RNIC      Robinson Nugent,     Designs, manufactures,            3M                          29.7
                           Inc.                 and markets electronic
                                                connectors, integrated circuit
                                                sockets, and cable assemblies.

 15 Feb 2001     NTCR      NetCreations, Inc.   Provides electronic mail address  Seal Pagine                 16.7
                                                management.                       Gialle S.p.A

 13 Feb 2001     JSBA      Jefferson Savings    The holding company for           Union                       68.7
                           Bancorp, Inc.        Jefferson Heritage Bank.          Planters Corp.

 07 Feb 2001     CAIR      Corsair              Provides software solutions       Lightbridge. Inc.          (15.3)
                           Communications,      for the wireless industry.
                           Inc.

 02 Feb 2001     APLN      @plan.Inc.           Provides market research,         DoubleClick Inc.            21.7
                                                decision support and planning
                                                systems specifically designed
                                                for internet advertisers,
                                                advertising agencies and web
                                                publishers.

                                                         -----------------------
                                                         JANNEY MONTGOMERY SCOTT
                                                         =======================

SUNSOURCE, INC.
-----------------------------------------------------------------------------
M&A Premium Analysis for the last six months for Public Target Companies w/ a Market Cap between $50-200 million.
-----------------------------------------------------------------------------

                     TARGET                               TARGET
COMPLETION           TICKER   TARGET                      BUSINESS                   ACQUIROR           TRANSACTION  ENTERPRISE
      DATE           SYMBOL   FULL NAME                   DESCRIPTION                FULL NAME            VALUE(MM)    VALUE(MM)
----------------------------------------------------------------------------------------------------------------------------------
01 Feb 2001           LOIS   Loislaw.com                  Provides legal             Wolters                92.5         92.5
                                                          information to             Kluwer NV
                                                          law firms.

25 Jan 2001            GPM   Getty Petroleum Marketing    Markets petroleum          Lukoil-Holding         70.0         70.0
                                                          products.

25 Jan 2001           RAMP   Ramp Networks, Inc.          Provides shared            Nokia OYJ             125.9        126.9
                                                          Internet access
                                                          solutions.

24 Jan 2001           DETC   Detection Systems, Inc.      Manufactures               Robert Bosch GmbH     121.7        121.7
                                                          equipment for
                                                          electronic
                                                          protection industry.

23 Jan 2001            WHI   Washington Homes, Inc.       Designs, builds            Hovnanian             130.5        130.5
                                                          and markets single-        Enterprises Inc.
                                                          family detached
                                                          houses, townhouses
                                                          and condominiums
                                                          for first-time
                                                          homebuyers.

18 Jan 2001           LIND   Lindberg Corp.               Provides metal heat        Bodycote              159.4        159.4
                                                          treating processes.        Investments VI, Inc.

05 Jan 2001            SNB   Sunburst Hospitality         Owns and operates
                             Corporation                  extended-stay,
                                                          traditional all            Management Group      379.7        379.7
                                                          suites, full service,
                                                          and limited-service
                                                          hotels.

03 Jan 2001           EQNX   Equinox Systems, Inc.        Designs and markets        Avocent Corporation    53.2         53.2
                                                          server-based
                                                          communications
                                                          hardware and software
                                                          for Internet access
                                                          and commercial
                                                          applications.

02 Jan 2001           LINE   onlinetradinginc.com         Provides financial         Omega Research, Inc.   38.2         38.2
                                                          brokerage services
                                                          through a variety of
                                                          media, including the
                                                          Internet.

02 Jan 2001            JWG   JWGenesis Financial Corp.    Provides a wide range      First Union Corp.     102.3        102.3
                                                          of financial services
                                                          to individuals,
                                                          businesses and other
                                                          brokerage firms.

31 Dec 2000           HPBC   Home Port Bancorp Inc.       Attracts deposits and      Seacoast Financial     68.2         54.0
                                                          offers residential and     Services Corp.
                                                          commercial real estate
                                                          mortgage.

31 Dec 2000            BCL   BLC Financial Services, Inc. Originates, sells, and     Allied Capital Corp.  103.5        103.5
                                                          services loans to small
                                                          businesses.

22 Dec 2000           FFYF   FFY Financial Corp.          Savings and loan           First Place            82.2         82.2
                                                          holding company.           Financial Corp.


21 Dec 2000           NWGN   Newgen Results Corp.         Database management and    TeleTech Holdings,    139.5        139.5
                                                          technology firm in         Inc.
                                                          the service arena of the
                                                          automotive industry.

20 Dec 2000           TACO   Taco Cabana, Inc.            Operates a chain of        Carrols Corporation   146.9        146.9
                                                          Mexican food
                                                          restaurants.


                                                                                                            TARGET PRICE PRIOR TO
                     TARGET                               TARGET                                                  ANNOUNCEMENT
COMPLETION           TICKER   TARGET                      BUSINESS                   ACQUIROR            ---------------------------
      DATE           SYMBOL   FULL NAME                   DESCRIPTION                FULL NAME            1 MONTH   1 WEEK    1 DAY
-----------------------------------------------------------------------------------------------------------------------------------
01 Feb 2001           LOIS   Loislaw.com                  Provides legal             Wolters                 1.50     1.03     1.50
                                                          information to             Kluwer NV
                                                          law firms.

25 Jan 2001            GPM   Getty Petroleum Marketing    Markets petroleum          Lukoil-Holding          3.81     3.38     3.44
                                                          products.

25 Jan 2001           RAMP   Ramp Networks, Inc.          Provides shared            Nokia OYJ               2.75     3.75     4.97
                                                          Internet access
                                                          solutions.

24 Jan 2001           DETC   Detection Systems, Inc.      Manufactures               Robert Bosch GmbH      12.25    12.44    13.00
                                                          equipment for
                                                          electronic
                                                          protection industry.

23 Jan 2001            WHI   Washington Homes, Inc.       Designs, builds            Hovnanian               6.50     7.25     7.13
                                                          and markets single-        Enterprises Inc.
                                                          family detached
                                                          houses, townhouses
                                                          and condominiums
                                                          for first-time
                                                          homebuyers.

18 Jan 2001           LIND   Lindberg Corp.               Provides metal heat        Bodycote                7.06     8.50     8.94
                                                          treating processes.        Investments VI, Inc.

05 Jan 2001            SNB   Sunburst Hospitality         Owns and operates
                             Corporation                  extended-stay,
                                                          traditional all            Management Group        5.75     5.44     5.63
                                                          suites, full service,
                                                          and limited-service
                                                          hotels.

03 Jan 2001           EQNX   Equinox Systems, Inc.        Designs and markets        Avocent Corporation     6.00     7.00     7.00
                                                          server-based
                                                          communications
                                                          hardware and software
                                                          for Internet access
                                                          and commercial
                                                          applications.

02 Jan 2001           LINE   onlinetradinginc.com         Provides financial         Omega Research, Inc.   11.00    11.38    12.63
                                                          brokerage services
                                                          through a variety of
                                                          media, including the
                                                          Internet.

02 Jan 2001            JWG   JWGenesis Financial Corp.    Provides a wide range      First Union Corp.       8.00    11.81    14.88
                                                          of financial services
                                                          to individuals,
                                                          businesses and other
                                                          brokerage firms.

31 Dec 2000           HPBC   Home Port Bancorp Inc.       Attracts deposits and      Seacoast Financial     23.75    24.75    25.31
                                                          offers residential and     Services Corp.
                                                          commercial real estate
                                                          mortgage.

31 Dec 2000            BCL   BLC Financial Services, Inc. Originates, sells, and     Allied Capital Corp.    1.88     2.13     2.19
                                                          services loans to small
                                                          businesses.

22 Dec 2000           FFYF   FFY Financial Corp.          Savings and loan           First Place            11.06    10.00    10.00
                                                          holding company.           Financial Corp.

21 Dec 2000           NWGN   Newgen Results Corp.         Database management and    TeleTech Holdings,     13.75    13.38    13.88
                                                          technology firm in         Inc.
                                                          the service arena of the
                                                          automotive industry.

20 Dec 2000           TACO   Taco Cabana, Inc.            Operates a chain of        Carrols Corporation     4.31     4.31     4.16
                                                          Mexican food
                                                          restaurants.



                                                                                                            PREMIUM (%) PRIOR TO
                     TARGET                               TARGET                                                 ANNOUNCEMENT
COMPLETION           TICKER   TARGET                      BUSINESS                   ACQUIROR              -------------------------
      DATE           SYMBOL   FULL NAME                   DESCRIPTION                FULL NAME             1 DAY   1 WEEK  1 MONTH
----------------------------------------------------------------------------------------------------------------------------------
01 Feb 2001           LOIS   Loislaw.com                  Provides legal             Wolters               190.3    322.2    190.3
                                                          information to             Kluwer NV
                                                          law firms.

25 Jan 2001            GPM   Getty Petroleum Marketing    Markets petroleum          Lukoil-Holding         45.5     48.1     31.1
                                                          products.

25 Jan 2001           RAMP   Ramp Networks, Inc.          Provides shared            Nokia OYJ              16.7     54.7    110.9
                                                          Internet access
                                                          solutions.

24 Jan 2001           DETC   Detection Systems, Inc.      Manufactures               Robert Bosch GmbH      38.5     44.7     46.9
                                                          equipment for
                                                          electronic
                                                          protection industry.

23 Jan 2001            WHI   Washington Homes, Inc.       Designs, builds            Hovnanian              41.5     39.0     55.1
                                                          and markets single-        Enterprises Inc.
                                                          family detached
                                                          houses, townhouses
                                                          and condominiums
                                                          for first-time
                                                          homebuyers.

18 Jan 2001           LIND   Lindberg Corp.               Provides metal heat        Bodycote              102.8    113.2    156.6
                                                          treating processes.        Investments VI, Inc.

05 Jan 2001            SNB   Sunburst Hospitality         Owns and operates
                             Corporation                  extended-stay,
                                                          traditional all            Management Group       31.1     35.6     28.3
                                                          suites, full service,
                                                          and limited-service
                                                          hotels.

03 Jan 2001           EQNX   Equinox Systems, Inc.        Designs and markets        Avocent Corporation    39.3     39.3     62.5
                                                          server-based
                                                          communications
                                                          hardware and software
                                                          for Internet access
                                                          and commercial
                                                          applications.

02 Jan 2001           LINE   onlinetradinginc.com         Provides financial         Omega Research, Inc.  (73.6)   (70.7)   (69.7)
                                                          brokerage services
                                                          through a variety of
                                                          media, including the
                                                          Internet.

02 Jan 2001            JWG   JWGenesis Financial Corp.    Provides a wide range      First Union Corp.     (19.3)     1.6     50.0
                                                          of financial services
                                                          to individuals,
                                                          businesses and other
                                                          brokerage firms.

31 Dec 2000           HPBC   Home Port Bancorp Inc.       Attracts deposits and      Seacoast Financial     46.2     49.5     55.8
                                                          offers residential and     Services Corp.
                                                          commercial real estate
                                                          mortgage.

31 Dec 2000            BCL   BLC Financial Services, Inc. Originates, sells, and     Allied Capital Corp.   71.8     76.8    100.4
                                                          services loans to small
                                                          businesses.

22 Dec 2000           FFYF   FFY Financial Corp.          Savings and loan           First Place            19.6     19.6      8.1
                                                          holding company.           Financial Corp.

21 Dec 2000           NWGN   Newgen Results Corp.         Database management and    TeleTech Holdings,     (4.5)    (0.9)    (3.6)
                                                          technology firm in         Inc.
                                                          the service arena of the
                                                          automotive industry.

20 Dec 2000           TACO   Taco Cabana, Inc.            Operates a chain of        Carrols Corporation   117.5    109.6    109.6
                                                          Mexican food
                                                          restaurants.









         ---------------------------------------------------------------------------------------------
         AVERAGE      132.7          136.2         9.46     9.78    10.28     33.8     42.6     56.1
         MEDIAN       113.4          121.6         8.09     8.88     8.98     32.3     39.2     44.4
         LOW           38.2           38.2         0.88     1.03     1.50    (73.6)   (70.7)   (69.7)
         HIGH         532.1          532.1        25.00    24.75    26.50    190.3    322.2    365.4
         ---------------------------------------------------------------------------------------------








                                                   -----------------------------
57                                                   JANNEY MONTGOMERY SCOTT
                                                   =============================